                                                 File Nos. 33-37459 and 811-6200
    As filed with the Securities and Exchange Commission on December 15, 1997


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 21                                              [X]


                                       and


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 25                                                             [X]


                               SCHWAB INVESTMENTS
               (Exact Name of Registrant as Specified in Charter)

             101 Montgomery Street, San Francisco, California 94104
                    (Address of Principal Executive Offices)

               Registrant's Telephone Number, including Area Code:
                                 (415) 627-7000

                         Timothy F. McCarthy, President
                               Schwab Investments
             101 Montgomery Street, San Francisco, California 94104
                     (Name and Address of Agent for Service)

                          Copies of communications to:

         Martin E. Lybecker, Esq.                Frances Cole, Esq.
         Ropes & Gray                            Charles Schwab Investment
         One Franklin Square                     Management, Inc.
         1301 K Street, N.W.,                    101 Montgomery Street
         Suite 800 East                          San Francisco, California 94104
         Washington, D.C.  20005

It is proposed that this filing will become effective (check appropriate box):


           [ ] Immediately upon filing pursuant to paragraph (b)
           [X] On December 15, 1997 pursuant to paragraph (b)
           [ ] 60 days after filing pursuant to paragraph (a)(i)
           [ ] On [date], pursuant to paragraph (a)(i)
           [ ] 75 days after filing pursuant to paragraph (a)(ii)
           [ ] On [date], pursuant to paragraph (a)(ii) of Rule 485 if appropriate, check appropriate box:
           [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                               SCHWAB INVESTMENTS
                              CROSS REFERENCE SHEET
                                       FOR
                     SCHWAB 1000 FUND(R) - INVESTORS SHARES
                        SCHWAB 1000 FUND - SELECT SHARES
                    SCHWAB SHORT-TERM BOND MARKET INDEX FUND
            (FORMERLY SCHWAB SHORT/INTERMEDIATE GOVERNMENT BOND FUND)
                       SCHWAB TOTAL BOND MARKET INDEX FUND
                    (FORMERLY LONG-TERM GOVERNMENT BOND FUND)



         The information required by Items 1 through 9 for Schwab Short-Term Bond Market Index Fund and Schwab Total Bond Market Index Fund, each a separate portfolio of the Registrant, is hereby incorporated by reference to the Prospectus for each of these Portfolios filed with the Securities and Exchange Commission pursuant to Rule 485(b) on October 31, 1997.



         The information required by Items 1 through 9 for Schwab 1000 Fund - Investor Shares and Schwab 1000 Fund Select Shares, a portfolio of the Registrant, is hereby incorporated by reference to the Prospectus for this Portfolio filed with the Securities and Exchange Commission pursuant to Rule 485(a) on October 23, 1997.

                               SCHWAB INVESTMENTS
                              CROSS REFERENCE SHEET
                                       FOR
                  SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND
                       SCHWAB LONG-TERM TAX-FREE BOND FUND
             SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND
                 SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND



Part A Item                                                     Prospectus Caption
-----------                                                     ------------------
1.      Cover Page                                              Cover Page

2.      Synopsis                                                Key Features;
                                                                Expenses

3.      Condensed Financial Information                         Not applicable

4.      General Description of Registrant                       Organization & Management;
                                                                Investment Objective, Policies & Risks

5.      Management of the Fund                                  Organization & Management

5.(a)   Management's Discussion of Fund Performance             Not applicable

6.      Capital Stock and Other Securities                      Organization & Management;
                                                                Investing in Shares

7.      Purchase of Securities Being Offered                    Investing in Shares

8.      Redemption or Repurchase                                Investing in Shares

9.      Pending Legal Proceedings                               Not applicable

                               TABLE OF CONTENTS


                                      PAGE
                                      ----
KEY FEATURES.........................   2
EXPENSES.............................   3
FINANCIAL HIGHLIGHTS.................   5
PERFORMANCE..........................   7
ORGANIZATION & MANAGEMENT............   8
INVESTMENT OBJECTIVES, POLICIES &
  RISKS..............................  10
INVESTING IN SHARES..................  14


The Prospectus provides concise information that you should know before investing. Please retain it for future reference.

The Statement of Additional Information (SAI), dated December 15, 1997, contains additional information and is incorporated by reference into the Prospectus. The SAI has been filed with the Securities and Exchange Commission (SEC). The SEC maintains a World Wide Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information. The SAI is available without charge by calling 1-800-435-4000 (800-345-2550 for TDD users) or writing to 101 Montgomery Street, San Francisco, California 94104.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           SCHWAB SHORT/INTERMEDIATE
                               TAX-FREE BOND FUND

                                SCHWAB LONG-TERM
                               TAX-FREE BOND FUND

                                   PROSPECTUS
                               DECEMBER 15, 1997

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND (Short/Intermediate Tax-Free Fund) seeks income exempt from federal income tax, while maintaining a dollar-weighted average maturity between two and five years.

SCHWAB LONG-TERM TAX-FREE BOND FUND (Long-Term Tax-Free Fund) seeks income exempt from federal income tax, while maintaining a dollar-weighted average maturity of at least ten years.

KEY FEATURES

MATCHING A FUND TO YOUR INVESTMENT NEEDS. Each Fund may be appropriate for a variety of investment programs. While an investment in a Fund is not a substitute for an investment portfolio tailored to an individual's investment needs and risk tolerance, each Fund could serve as a component of a long-term investment portfolio designed to accumulate assets for major goals.

The Funds are designed to provide income exempt from federal income tax. The Funds are not suitable for investors who would not benefit from the tax-exempt character of each Fund's investments, such as IRAs, qualified retirement plans or tax-exempt entities.

GOALS. Each Fund seeks income exempt from federal income tax, while maintaining a specific dollar-weighted average maturity (DWAM).

There is no guarantee the Funds will achieve their goals.


STRATEGIES. Each Fund intends to achieve its goal by investing in debt securities, the interest on which is exempt from federal income tax.


Each Fund is a non-diversified mutual fund.

RISKS. Because each Fund invests substantially in municipal securities, the performance of each Fund may be especially affected by state and local economic conditions and political developments, as well as the ability of issuers to meet their obligations.


MANAGEMENT. Charles Schwab Investment Management, Inc. (the Investment Manager) currently provides investment management services to the SchwabFunds(R), a family of 30 mutual funds with over $53 billion in assets as of October 31, 1997.



SHAREHOLDER SERVICE. Charles Schwab & Co., Inc. (Schwab) provides professional representatives 24 hours a day at 1-800-435-4000 to service your accounts. Read the "Investing in Shares" section of the prospectus for information on "How to Buy Shares" and "How to Sell Shares" shares of the Funds.



LOW COST INVESTING. The Investment Manager and Schwab have voluntarily guaranteed that, through at least October 31, 1998, total operating expenses of each Fund will not exceed 0.49% of each Fund's daily net assets.

EXPENSES

SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy, sell or exchange shares of the Funds.

Maximum Sales Charge on Purchases and
  Reinvested Dividends                      NONE
Deferred Sales Charge on Redemptions        NONE
Redemption Fee                              NONE*
Exchange Fee                                NONE
Account Maintenance Fees                    NONE**


 * Read the "Investing in Shares" section of the prospectus for information concerning wire redemption fees.


** Read the "Investing in Shares" section of the prospectus for information concerning fees that may be charged if you do not maintain the required minimums in a Fund or in your Schwab account.


The information on shareholder transaction expenses is for transactions through a Schwab account. If you are purchasing, selling, exchanging or maintaining shares of a Fund through an entity other than Schwab, other transaction expenses may be changed by that entity.


ANNUAL OPERATING EXPENSES are paid by the Fund. These expenses include management fees paid to the Investment Manager and other fees for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. These expenses are factored into the price of the Fund's shares and into the dividends paid to shareholders. As a shareholder, you are not charged any of these fees directly.


The annual operating expenses stated below are based on historical expenses and are stated as a percentage of average daily net assets of each Fund.



SHORT/INTERMEDIATE TAX-FREE FUND
Management Fee (after reduction)               0.15%
12b-1 Fee                                      NONE
Other Expenses (after reduction)               0.34%
TOTAL OPERATING EXPENSES (AFTER REDUCTION)     0.49%

LONG-TERM TAX-FREE FUND
Management Fee (after reduction)               0.09%
12b-1 Fee                                      NONE
Other Expenses (after reduction)               0.40%
TOTAL OPERATING EXPENSES (AFTER REDUCTION)     0.49%



EXAMPLE: If each Fund were to provide an annual return of 5%, you would pay the following expenses on a $1,000 investment, whether you redeemed your shares at the end of each period or left your shares invested.


SHORT/INTERMEDIATE TAX-FREE FUND


1 YEAR     3 YEARS     5 YEARS     10 YEARS
------     -------     -------     --------
  $5         $16         $27         $ 62



LONG-TERM TAX-FREE FUND



1 YEAR     3 YEARS     5 YEARS     10 YEARS
------     -------     -------     --------
  $5         $16         $27         $ 62



THE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

The Investment Manager and Schwab have voluntarily agreed to guarantee, at least through October 31, 1998, that total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) of each Fund will not exceed 0.49% of each Fund's average daily net assets. If these guarantees were not in effect, the management fee, other expenses and total operating expenses for the Short/Intermediate Tax-Free Fund and Long-Term Tax-Free Fund would have been 0.41%, 0.55% and 0.96% and 0.41%, 0.61% and 1.02%, respectively, of each
Fund's average daily net assets. Read the "Organization & Management" section of this prospectus for more information on expenses.

FINANCIAL HIGHLIGHTS


The following information has been audited by Price Waterhouse LLP, independent accountants for the Funds. Their report is included in the Annual Report for the Funds, which is a separate report that contains additional financial information.



The auditor's report, financial highlights and financial statements are incorporated by reference into the SAI. For free copies of the Annual Report and/or the SAI, call 1-800-435-4000.



                           SCHWAB SHORT/INTERMEDIATE
                               TAX-FREE BOND FUND



For a share outstanding throughout each period:



                                                                                                               Period
                                                                        Year ended August 31,                  ended
                                                             -------------------------------------------     August 31,
                                                              1997        1996        1995        1994         1993**
                                                             -------     -------     -------     -------     ----------
Net asset value at beginning of period                       $ 10.04     $ 10.12     $  9.92     $ 10.15      $  10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                         0.41        0.41        0.40        0.37          0.13
  Net realized and unrealized gain (loss) on investments        0.12       (0.08)       0.20       (0.23)         0.15
                                                             -------     -------     -------     -------       -------
  Total from investment operations                              0.53        0.33        0.60        0.14          0.28
LESS DISTRIBUTIONS
  Dividends from net investment income                         (0.41)      (0.41)      (0.40)      (0.37)        (0.13)
  Distributions from realized gain on investments                 --          --          --          --            --
                                                             -------     -------     -------     -------       -------
  Total distributions                                          (0.41)      (0.41)      (0.40)      (0.37)        (0.13)
                                                             -------     -------     -------     -------       -------
Net asset value at end of period                             $ 10.16     $ 10.04     $ 10.12     $  9.92      $  10.15
                                                             =======     =======     =======     =======       =======
TOTAL RETURN (not annualized)                                   5.40%       3.32%       6.23%       1.42%         2.83%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (000s)                           $54,397     $54,132     $52,504     $63,889      $ 54,450
  Ratio of expenses to average net assets+                      0.49%       0.49%       0.49%       0.48%         0.45%*
  Ratio of net investment income to average net assets+         4.08%       4.06%       4.06%       3.71%         3.63%*
  Portfolio turnover rate                                         20%         44%         35%         19%           11%


---------------

+ The information contained in the above table is based on actual expenses for the periods, after giving effect to the portion of expenses reduced and absorbed by the Investment Manager and Schwab. Had these expenses not been reduced and absorbed, the Fund's expense and net investment income ratios would have been:



    Ratio of expenses to average net assets                     0.96%       0.90%       0.89%       0.91%         1.26%*
    Ratio of net investment income                              3.61%       3.65%       3.66%       3.28%         2.82%*



  * Annualized



 ** For the period April 21, 1993 (commencement of operations) to August 31,
    1993.

                      SCHWAB LONG-TERM TAX-FREE BOND FUND



For a share outstanding throughout each period:



                                                                                                 Eight
                                                                                                 months         Period
                                                            Year ended August 31,                ended          ended
                                                   ----------------------------------------    August 31,    December 31,
                                                    1997       1996       1995       1994         1993          1992**
                                                   -------    -------    -------    -------    ----------    ------------
Net asset value at beginning of period             $ 10.13    $ 10.16    $  9.95    $ 10.59     $   9.92       $  10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                               0.53       0.52       0.53       0.52         0.36           0.17
  Net realized and unrealized gain (loss)
    on investments                                    0.40      (0.03)      0.21      (0.56)        0.67          (0.08)
                                                   -------    -------    -------    -------      -------        -------
  Total from investment operations                    0.93       0.49       0.74      (0.04)        1.03           0.09
LESS DISTRIBUTIONS
  Dividends from net investment income               (0.53)     (0.52)     (0.53)     (0.52)       (0.36)         (0.17)
  Distributions from realized gain on
    investments                                         --         --         --      (0.08)          --             --
                                                   -------    -------    -------    -------      -------        -------
  Total distributions                                (0.53)     (0.52)     (0.53)     (0.60)       (0.36)         (0.17)
                                                   -------    -------    -------    -------      -------        -------
Net asset value at end of period                   $ 10.53    $ 10.13    $ 10.16    $  9.95     $  10.59       $   9.92
                                                   =======    =======    =======    =======      =======        =======
TOTAL RETURN (not annualized)                         9.36%      4.87%      7.76%     (0.42)%      10.56%          0.92%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (000s)                 $46,767    $43,672    $41,413    $43,975     $ 50,413       $ 28,034
  Ratio of expenses to average net assets+            0.49%      0.49%      0.54%      0.51%        0.45%*         0.45%*
  Ratio of net investment income to
    average net assets+                               5.09%      5.06%      5.40%      5.05%        5.30%*         5.61%*
  Portfolio turnover rate                               61%        50%        70%        62%          91%            54%


---------------

+The information contained in the above table is based on actual expenses for the periods, after giving effect to the portion of expenses reduced and absorbed by the Investment Manager and Schwab. Had these expenses not been reduced and absorbed, the Fund's expense and net investment income ratios would have been:



   Ratio of expenses to average net assets            1.02%      0.94%      0.93%      0.99%        1.18%*         1.53%*
   Ratio of net investment income                     4.56%      4.61%      5.01%      4.57%        4.57%*         4.53%*



 * Annualized



** For the period September 11, 1992 (commencement of operations) to December
   31, 1992.

PERFORMANCE

Typically, mutual funds report performance in terms of total return or yield.

TOTAL RETURN is the actual annual return of an investment assuming both the reinvestment of any income earned and any change in share price. A cumulative total return is the actual total return of an investment over a stated period of time, while an average annual total return is a hypothetical rate of return, which, if achieved annually would have produced the same cumulative total return. An average annual total return will smooth out the actual year-to-year fluctuations of an investment's return.

YIELD is the actual income earned on an investment over a stated period of time and annualized (assumed to be generated over a year). For example, a thirty-day yield measures the income earned on an investment over thirty days, annualizes it and expresses that income as a percentage of the original investment.

An effective yield is calculated similarly, but income earned is assumed to be reinvested. Because of this compounding effect, effective yields are generally higher.

TAXABLE EQUIVALENT YIELD shows the yield that a taxable investment would have to generate in order to equal a tax-free yield. A taxable equivalent effective yield is calculated similarly, except that the effective yield is used in the calculation.

Fund strategies, performance and holdings are detailed in financial reports, which are sent to shareholders twice a year. For a free copy of the most recent financial report, call 1-800-435-4000.

ORGANIZATION & MANAGEMENT

EACH FUND IS A NON-DIVERSIFIED MUTUAL FUND. Each Fund is a series of Schwab Investments (the Trust).

THE FUNDS ARE OVERSEEN BY A BOARD OF TRUSTEES. The Board of Trustees meets regularly to review each Fund's activities, contractual arrangements and performance. The Board of Trustees is responsible for protecting the interests of each Fund's shareholders.

THE FUNDS MAY HOLD SPECIAL MEETINGS. These meetings may be called for purposes such as electing Trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

THE FUNDS ARE MANAGED BY THE INVESTMENT MANAGER. The Investment Manager is responsible for managing each Fund's day-to-day business affairs, including picking each Fund's investments; although the Investment Manager is subject to the overall authority of the Board of Trustees.

Joanne Larkin is a Vice President of Schwab and Senior Portfolio Manager for the Funds. Ms. Larkin has primary responsibility for the day-to-day portfolio management of each Fund, and has since each Fund commenced operation. Prior to February 1992, Ms. Larkin was portfolio manager for the Shearson Lehman California Municipal Bond Fund and E.F. Hutton's Municipal Cash Reserve Management. Ms. Larkin graduated from Rosemont College with a Bachelor of Arts in Sociology.

Stephen B. Ward is the Trust's Senior Vice President and Chief Investment Officer. Mr. Ward has overall responsibility for the portfolio management of the Funds. Mr. Ward joined the Investment Manager as Vice President and Portfolio Manager in April 1991 and was promoted to his current position in August 1993. Prior to joining the Investment Manager, Mr. Ward was Vice President and Portfolio Manager at Federated Investors. Mr. Ward graduated with a Masters of Business Administration from the Wharton School and a Bachelor of Arts in Economics from Virginia Tech, and has been a Chartered Financial Analyst since 1985.

For the services performed under its contract with each Fund, the Investment Manager is entitled to receive an annual fee, payable monthly from each Fund.


For the fiscal year ended August 31, 1997, the Short/Intermediate Tax-Free Fund and the Long-Term Tax-Free Fund paid the Investment Manager investment management fees of 0.15% and 0.09%, respectively, of each Fund's daily net assets.



SCHWAB IS THE FUNDS' SHAREHOLDER SERVICES AND TRANSFER AGENT. Schwab provides Fund information to shareholders, including share price, reporting shareholder ownership and account activities and distributing the Funds' prospectuses, financial reports and other informational literature about the Funds. Schwab also maintains the office space, equipment and personnel necessary to provide these services. Schwab also distributes and markets SchwabFunds(R) and provides other services.



For the services performed as transfer agent under its contract with each Fund, Schwab is entitled to receive annual fees from the Funds. The fees are payable monthly in the amount of 0.05% of each Fund's average daily net assets. For the services performed as shareholder services agent under its contract with the Funds, Schwab is entitled to receive annual fees from the Funds. The fees are payable monthly in the amount of 0.20% of the average daily net assets of the Funds.



THE FUNDS PAY OTHER EXPENSES. These expenses are typically connected with the Trust's operations and include legal, audit and custodian fees, as well as the costs of accounting and registration of the Funds. Expenses not directly attributable to a particular fund will generally be allocated among the funds in the Trust on the basis of each fund's relative net assets at the time the expense is incurred.



For the fiscal year ended August 31, 1997, the Short/Intermediate Tax-Free Fund and the Long-Term Tax-Free Fund, paid total operating expenses in the amount of 0.49% of each Fund's average daily net assets.


The Charles Schwab Corporation is the parent company of the Investment Manager and Schwab. Charles R. Schwab is the founder, Chairman, Chief Executive Officer and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the Investment Manager and Schwab.

INVESTMENT OBJECTIVES, POLICIES & RISKS

INVESTMENT OBJECTIVES
Each Fund's investment objective is to seek a high level of current income that is exempt from federal income tax, consistent with preservation of capital.


Each Fund's investment objective may be changed only by vote of a majority of a Fund's shareholders. Unless otherwise noted, policies and limitations may be changed without shareholder approval.


INVESTMENT STRATEGIES
Each Fund intends to achieve its objective by investing in investment-grade municipal securities. Each Fund will normally invest at least 80% of its total assets in these securities.

THE MATURITY of a security generally determines its sensitivity to interest rate changes. In general, the longer the maturity, the more sensitive the security will be to interest rate changes. For example, money market securities are high-quality, short-term debt securities that reflect short-term interest rates and normally carry little risk of fluctuation of principal value.

The Short/Intermediate Tax-Free Fund is designed to provide higher yields than a tax-free money market fund by investing in investment-grade, short- and intermediate-term municipal securities that carry more risk of fluctuation of principal. The Short/Intermediate Tax-Free Fund will normally seek to maintain a DWAM of between two and five years.

The Long-Term Tax-Free Fund is designed to provide even higher yields by investing in investment-grade, long-term municipal securities that carry an even higher risk of fluctuation of principal value. The Long-Term Tax-Free Fund will normally expect to maintain a DWAM of at least ten years.

Either Fund may invest in securities of any maturity.

THE RISKS for each Fund are basically those risks associated with investing in debt securities, although each risk factor may be intensified by the Funds' concentrated investments in municipal securities.

Generally speaking, there are four types of risk attendant to investing in debt securities.


INTEREST RATE RISK is the potential for fluctuations in bond prices due to changing interest rates. A fund's DWAM is an important factor to consider when determining interest rate risk. This is because DWAM is a measure of a Fund's maturity and maturity generally determines a Fund's sensitivity to changes in interest rates.


INCOME RISK is the potential for a decline in income due to falling interest rates.

CREDIT RISK is the possibility that a bond issuer will fail to make timely payments of either interest or principal.

PREPAYMENT RISK or CALL RISK is the likelihood that, during periods of falling interest rates, bonds will be prepaid (or "called") prior to maturity, requiring the proceeds to be invested at a generally lower interest rate.


The amount of each type of risk each Fund will be subject to depends on its portfolio of investments. Because the Funds invest substantially in municipal securities, they are expected to face income, credit and interest rate risks, although the Long-Term Tax-Free Fund will face greater interest rate risks as a result of its longer DWAM. Prepayment or call risks are not predominant risk factors for municipal securities.


PRINCIPAL SECURITIES AND INVESTMENT TECHNIQUES
The different types of securities in which the Funds may invest are described below.

DEBT SECURITIES are obligations, issued by various entities, including governments and corporations, in order to raise money. They are basically "IOUs," but are commonly referred to as bonds. Bonds normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (the "principal") until it is paid back (at "maturity"). Upon maturity, the principal must be repaid.


Debt securities experience price changes when interest rates change. Generally, when interest rates rise, bond prices decline or "fall", and when interest rates fall bond prices rise. Typically, longer-maturity bonds react to interest rate changes more severely than shorter-term bonds (all else being equal) but generally offer a greater rate of interest. Debt securities also are subject to the risk that their issuer will fail to meet its obligation to pay interest and/or principal, and their prices also may be affected by the credit quality of their issuer.


Investment-grade debt securities are medium- and high-quality securities, although some still possess varying degrees of speculative characteristics and risk.

MUNICIPAL SECURITIES are debt securities issued by or on behalf of a state, including its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities. These securities are issued to raise money for various public purposes or private activities such as general financing for state and local governments or financing for specific projects or facilities.


Municipal securities pay fixed, variable or floating rates of interest, which also is meant to be exempt from federal income tax, and, typically, personal income tax of a state or locality. Municipal securities may be owned directly or through participation interests, and include general obligation or revenue securities, anticipation notes and municipal leases.



The value of municipal securities may be affected by legislation or litigation involving the taxation of municipal securities or the rights of holders of municipal securities. In addition, some municipal securities involve private entities, and the value of these securities could be affected by the credit quality of the private entity and possibly by the circumstances affecting the project.



Restriction: Each Fund will normally invest at least 80% of its total assets in municipal securities the interest on which is free from federal income tax including federal alternative minimum tax. This policy may be changed only by shareholders. Each Fund also may invest more than 25% of its total assets in municipal securities financing similar projects.



CREDIT AND LIQUIDITY SUPPORTS may be employed by issuers to reduce the credit risk of their securities. Credit supports include letters of credit, insurance and guarantees provided by foreign and domestic entities, and municipal securities are sometimes issued with moral obligations, which are a type of credit support. Liquidity supports include puts and demand features. Credit and liquidity supports move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to a Fund, and affect its share price. In addition, credit and liquidity supports provided by foreign entities may involve more risk because of the possibility of adverse foreign economic, political and legal developments.



VARIABLE AND FLOATING RATE SECURITIES pay an interest rate, which is adjusted either periodically or at specific intervals or floats continuously according to a formula or benchmark. Although these structures generally are intended to minimize the fluctuations in value that occur when interest rates rise and fall, some structures may be linked to a benchmark in such a way as to cause greater volatility to the security's value.



PUTS are agreements that allow the buyer to sell a security at a specified price and time to the seller or "put provider." When a Fund buys a put, losses could occur as a result of the costs of the put or if the put provider does not perform as agreed. Losses could result to a Fund (as a put provider), if the buyer exercises its rights under the put. Standby commitments and demand features are types of puts.



ASSET-BACKED SECURITIES are securities that are backed by the loans or accounts receivable of an entity, such as a bank or credit card company. Payment depends largely on the cash flows generated by the assets backing the securities.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES are securities that are purchased but are to be delivered to the buyer at a later than customary date, price and yield. Generally, the purchaser does not pay for these securities or earn interest on them until they are delivered, but their value could change prior to delivery.


ILLIQUID SECURITIES are securities that are not actively traded and, therefore, may be difficult to sell quickly. The sale of some illiquid securities and certain other securities may be subject to legal restrictions. A Fund could incur losses if it has difficulty selling a security.



Restriction: Each Fund will not invest more than 10% of its net assets in illiquid securities. This policy may be changed only by shareholders.


SECURITIES OF OTHER INVESTMENT COMPANIES may be purchased by a Fund. These investments will cause a Fund to bear duplicative fees for certain services.


MUNICIPAL MONEY MARKET SECURITIES are high quality, short-term debt securities issued by state and local governments, including municipalities, and other entities.



The Funds also may employ the policies described below.


DIVERSIFICATION involves investing in a wide range of securities and, thereby, spreading and reducing the risks of investment. Non-diversified mutual funds are more sensitive to changes that affect a single security.

Restriction: Each Fund is a non-diversified mutual fund. In order to meet federal tax requirements, each Fund will not invest more than 25% of its total assets in the securities of a single issuer, and, with respect to 50% of its total assets, will not invest more than 5% in a single issuer. This limitation does not apply to U.S. Government securities.



BORROWING is a form of leveraging if a Fund continues to make investments while borrowings remain outstanding. Borrowing subjects a Fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds.



Restriction: Each Fund may borrow up to 33 1/3% of its total assets for temporary or emergency purposes; provided that neither Fund will purchase securities while borrowings represent more than 5% of its total assets. This policy may be changed only by shareholders.


LENDING securities may earn income for a Fund, but could result in losses to the Fund, and possibly affect share price.


TEMPORARY INVESTMENTS in U.S. Government securities, such as U.S. Treasury securities; money market securities (taxable equivalents of Municipal Money Market Securities); repurchase agreements (basically a collateralized loan by a
Fund) and other taxable securities may be made by each Fund as a defensive measure or under abnormal market conditions.

INVESTING IN SHARES

BUSINESS DAYS
The Funds are open each day the New York Stock Exchange (NYSE) is open (business days).

NET ASSET VALUE
The price of each share of each Fund is its net asset value per share (NAV). NAV is determined each business day at the close of the NYSE, generally 4:00 p.m. Eastern time. NAV is calculated by adding the value of each Fund's assets, subtracting its liabilities and dividing the result by the number of outstanding shares. Each Fund's NAV will fluctuate and neither Fund is insured against loss in its NAV.

Each Fund values its portfolio securities based on market quotes if they are readily available. If market quotes are not readily available, portfolio securities are assigned fair market values pursuant to guidelines adopted by the Board of Trustees.

MINIMUM INVESTMENTS

INITIAL INVESTMENT................ $1,000
for Custodial accounts............ $  500
ADDITIONAL SHARES................. $  100
MINIMUM BALANCE*.................. $  500
for Custodial accounts............ $  250


* Your shares may be automatically redeemed if, as a result of selling shares, you no longer meet a Fund's minimum balance requirements. You will be given 30 days' notice prior to redemption to increase your holdings to the required minimum balance.



These minimums may not be applicable to certain customers of Schwab Institutional's Services for Investment Managers or Schwab's Retirement Plan Services.



These minimums may be different if you are buying, selling, exchanging or maintaining shares of a Fund through an entity other than Schwab.


HOW TO BUY SHARES

Shares may be purchased through a Schwab account or through an account with any other entity designated by Schwab. The information on how to buy shares is for shares bought through a Schwab account. Shares are purchased at the NAV next determined after your purchase order has been received in good order. Purchase orders received in good order by Schwab prior to 4:00 p.m. Eastern time will be executed that day. Shares normally begin to earn dividends on the next business day.


BY TELEPHONE. Call 1-800-435-4000, 24 hours a day (1-800-345-2550 for TDD users).

BY MAIL. Write to the Funds at 101 Montgomery Street, San Francisco, CA 94104.


ELECTRONICALLY. Visit Schwab's World Wide Web site at http://www.schwab.com. For more information about StreetSmart(R), The Equalizer(R) and TeleBroker(R) call 1-800-435-4000.



TO PURCHASE SHARES OF THE FUNDS. Please provide the following information:


-  your name and Schwab account number;
-  the name of the Fund and the dollar amount you would like to purchase; and

-  for initial purchases only, one of the following three distribution choices.

   AUTOMATIC REINVESTMENT. Dividends and capital gain distributions will be reinvested in shares of your Fund. If you do not choose an option, this option will be assigned to you and all distributions will be reinvested; or


   CASH OPTION. All distributions will be paid to your Schwab account and, if requested, mailed to you the next business day; or


   CASH DIVIDENDS/REINVESTED CAPITAL GAINS. Dividends will be paid to you in cash and any capital gain distributions will be reinvested in additional shares.


HOW TO SELL OR EXCHANGE SHARES

Shares may be sold or exchanged through a Schwab account or an account at any other entity designated by Schwab. The information on how to sell and exchange shares is for shares sold or exchanged through a Schwab account. Shares are sold or exchanged at the NAV next determined after your sale or exchange order has been received in good order. Sale and exchange orders received in good order by Schwab prior to 4:00 p.m. Eastern time will be executed that day. Shares sold or exchanged normally earn dividends on that day.


BY TELEPHONE. Call 1-800-435-4000, 24 hours a day (1-800-345-2550 for TDD users).

BY MAIL. Write to either Fund at 101 Montgomery Street, San Francisco, CA 94104.


ELECTRONICALLY. Visit Schwab's World Wide Web site at http://www.schwab.com. For more information about StreetSmart(R), The Equalizer(R) and TeleBroker(R) call 1-800-435-4000.


TO SELL OR EXCHANGE SHARES OF THE FUNDS. Please provide the following information:

-  your name and Schwab account number;
- the name of the Fund you would like to sell or exchange from and the number of shares;
- for exchanges only, the name of the Fund and class, if applicable, into which you would like to exchange and a distribution choice; and
- if selling or exchanging by mail, a signature of at least one of the persons named on your Schwab account.


Once mailed, redemption and exchange requests are irrevocable and may not be modified or canceled.


PLEASE NOTE THE FOLLOWING WHEN SELLING OR EXCHANGING SHARES OF THE FUNDS:

- a check for your shares will be issued on the business day following receipt and acceptance of your sale order, and will be mailed to you upon request;

- if you bought your shares by check, a check will be issued as soon as your check clears, which may take up to 15 days from the date of your purchase;

- depending on the type of Schwab account you have, your money may earn interest during any holding period;
- you may exchange your shares for shares of any other Schwab Fund, provided you meet its minimum investment and any other requirements;
- the Funds and Schwab reserve the right to modify, limit or terminate the exchange privilege upon 60 days' written notification; and

- the Funds may suspend the right to sell shares or postpone payment for a sale of shares when trading on the NYSE is restricted, the NYSE is closed for any reason other than its customary weekend and holiday closings, emergency circumstances exist as determined by the SEC or as otherwise permitted by the SEC.

OPENING A SCHWAB ACCOUNT

Schwab was established in 1971 and is one of America's largest discount brokers. Schwab helps over 4.7 million customers make investment decisions by offering them low cost brokerage services and providing them with financial products and information. Visit one of Schwab's 263 branch offices or Schwab's World Wide Web site (http://www.schwab.com/funds) for information on investment products and services.


Investors may open a Schwab account by simply completing an application, although institutional investors should contact Schwab to find out if any additional forms need to be completed.

Using a Schwab account, investors have access to investments other than just mutual funds, such as stocks and bonds. The Securities Investor Protection Corporation (SIPC) provides insurance protection of up to $500,000 for the securities held in a Schwab account, including shares of the Funds. It is important to remember that SIPC insurance does not protect against losses due to market or economic conditions.

Schwab accounts require a $1,000 minimum investment and account balance ($500 for custodial accounts). A fee of $7.50 will be charged to Schwab accounts that fall below this minimum for three consecutive months in a quarter. The fee, if applicable, will be charged at the end of each quarter, but will be waived if there has been at least one commissionable trade within the previous six months, or if the investor's combined Schwab accounts equal $10,000 or more.

Schwab One(R) accounts require a $5,000 minimum investment and account balance. A monthly fee of $5.00 will be charged to Schwab One accounts that fall below this minimum, unless there have been at least two commissionable trades within the previous twelve months.

Deposits may be made to Schwab accounts by check, wire and other forms of electronic funds transfer. Securities also may be deposited. All checks should be made out to Charles Schwab & Co., Inc. Schwab will charge a $15 service fee for any checks returned as a result of insufficient or uncollected funds or a stop order. Monies received by Schwab before 4:00 p.m. Eastern time will be available for investment in the Fund that day. Monies received by Schwab after 4:00 p.m. Eastern time will be available for investment in the Fund the next business day.

Contact Schwab for instructions and any applicable fees if you would like to wire money from your Schwab account.


SCHWAB AUTOMATIC INVESTMENT PLAN. Schwab's Automatic Investment Plan ("AIP") allows you to make periodic investments in non-money market SchwabFunds(R) (and certain other funds available through Schwab) automatically and conveniently. You can make automatic investments in any amount, from $100 to $50,000, once you meet a Fund's investment minimum. Automatic investments are made from your Schwab account: using cash, Sweep Shares of a Schwab Money Fund; or the Schwab MoneyLink Transfer Service(R). As long as you are purchasing a Fund's shares through AIP, distributions paid to you by the Fund must be reinvested in additional shares of that Fund. For more detailed information about this service, or to establish your AIP, call 1-800-435-4000, 24 hours a day.


DIVIDENDS & TAXES

Each business day each Fund's net investment income is determined at the close of the NYSE and declared as a dividend to shareholders of record as of the previous NAV calculation. Net investment income is calculated by subtracting each Fund's expenses from the income earned on its investments that day. Dividends are declared each business day based on the net investment income determined and are paid on the 25th of each month, if it is a business day, except in December when dividends are paid on the last business day of the month. If the 25th is not a business day, dividends are paid on the next business day.



The following is only a brief summary of some of the federal and state income tax consequences that may affect each Fund and its shareholders. You should consider the tax implications of investing, and consult with your own tax adviser.


Each Fund will distribute its net investment income and capital gains, if any, to shareholders each year. Dividends that are derived from exempt-interest income will be exempt from federal income tax when distributed to shareholders. Some distributions received by shareholders may be subject to federal or state and/or local income taxes. For example, distributions derived from the gain on the sale of tax-free bonds is typically subject to federal income tax. To the extent distributions are subject to federal or state and/or local income taxes, they are taxable when paid, whether received in cash or reinvested, although distributions declared in December, but paid in January, are taxable as if they were paid on December 31.

The interest from some municipal securities is subject to the federal alternative minimum tax. Each Fund may invest up to 20% of its total assets in these securities; provided that the total income earned on these securities does not exceed 20% of the total income earned by the Fund. Shareholders subject to federal alternative minimum tax must take this interest into account in computing their federal alternative minimum tax liability.

Shareholders receive a record of all distributions by a Fund, as well as purchases and sales they have made, via their monthly Schwab account statement. Each year, the Funds notify shareholders of all distributions made by the Funds that year, including the federal income tax consequences of the distributions.

GENERAL INFORMATION

As long as either Fund or Schwab follows reasonable procedures to confirm that your telephone order is genuine, they will not be liable for any losses an investor may experience due to unauthorized or fraudulent instructions.


These procedures may include:

- requiring a form of personal identification before acting upon any telephone order;
-  providing written confirmation of telephone orders; and
-  tape recording all telephone orders.

It may be difficult to place orders by telephone during periods of drastic economic or market changes because Schwab's phone lines may become very busy with calls from other investors. Consider other methods for placing an order, such as writing to the Funds.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab. Twice a year, financial reports will be mailed to shareholders describing each Fund's performance and investment holdings. In order to reduce these mailing costs, each household will receive one consolidated mailing. If you do not want to receive consolidated mailings, you may write to your Fund and request that your mailings not be consolidated.

Each Fund, in its sole discretion and without prior notice, reserves the right to reject orders to purchase shares, change minimum investment requirements or withdraw or suspend any part of the offering made by the prospectus.
---------------------------------------------------

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY STATEMENTS ABOUT THIS OFFERING OTHER THAN THE INFORMATION CONTAINED IN THIS PROSPECTUS AND IN OFFICIAL SALES MATERIALS. IF ANYONE GIVES ANY OTHER INFORMATION OR MAKES ANY OTHER REPRESENTATIONS, DO NOT RELY ON SUCH INFORMATION OR REPRESENTATIONS.
---------------------------------------------------

THIS PROSPECTUS IS NOT AN OFFER IN ANY STATE IN WHICH SUCH AN OFFER MAY NOT LAWFULLY BE MADE, NOR IS IT AN OFFER TO ANY PERSON TO WHOM SUCH AN OFFER MAY NOT BE MADE.
---------------------------------------------------

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

SCHWAB TAX-FREE                                     ------------------
BOND FUNDS                                               BULK RATE
PROSPECTUS December 15, 1997                           U.S. POSTAGE
                                                           PAID
[Schwab Graphic]                                      CHARLES SCHWAB
                                                    -------------------
SCHWABFUNDS(R)
101 Montgomery Street
San Francisco, California 94104

921-7 (12/97) Printed on recycled paper.


                               TABLE OF CONTENTS


                                      PAGE
                                      ----
KEY FEATURES.........................   2
EXPENSES.............................   3
FINANCIAL HIGHLIGHTS.................   5
PERFORMANCE..........................   7
ORGANIZATION & MANAGEMENT............   8
INVESTMENT OBJECTIVES, POLICIES &
  RISKS..............................  10
INVESTING IN SHARES..................  14


The Prospectus provides concise information that you should know before investing. Please retain it for future reference.

The Statement of Additional Information (SAI), dated December 15, 1997, contains additional information and is incorporated by reference into the Prospectus. The SAI has been filed with the Securities and Exchange Commission (SEC). The SEC maintains a World Wide Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information. The SAI is available without charge by calling 1-800-435-4000 (800-345-2550 for TDD users) or writing to 101 Montgomery Street, San Francisco, California 94104.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                               SCHWAB CALIFORNIA
                               SHORT/INTERMEDIATE
                               TAX-FREE BOND FUND

                               SCHWAB CALIFORNIA
                               LONG-TERM TAX-FREE
                                   BOND FUND

                                   PROSPECTUS
                               DECEMBER 15, 1997

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND (Short/Intermediate Tax-Free Fund) seeks income exempt from federal and California personal income taxes, while maintaining a dollar-weighted average maturity between two and five years.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND (Long-Term Tax-Free Fund) seeks income exempt from federal and California personal income taxes, while maintaining a dollar-weighted average maturity of at least ten years.

KEY FEATURES

MATCHING A FUND TO YOUR INVESTMENT NEEDS. Each Fund may be appropriate for a variety of investment programs. While an investment in a Fund is not a substitute for an investment portfolio tailored to an individual's investment needs and risk tolerance, each Fund could serve as a component of a long-term investment portfolio designed to accumulate assets for major goals.


The Funds are designed to provide income exempt from federal and California personal income taxes. The Funds are not suitable for investors who would not benefit from the tax-exempt character of each Fund's investments, such as IRAs, qualified retirement plans or tax-exempt entities.


GOALS. Each Fund seeks income exempt from federal and California personal income taxes, while maintaining a specific dollar-weighted average maturity (DWAM).

There is no guarantee the Funds will achieve their goals.


STRATEGIES. Each Fund intends to achieve its goal by investing in debt securities, the interest on which is free from federal and California personal income taxes.


Each Fund is a non-diversified mutual fund.

RISKS. Because each Fund invests substantially in municipal securities issued by a single state, the performance of each Fund may be especially affected by the state's economic conditions and political developments, as well as the ability of issuers to meet their obligations.


MANAGEMENT. Charles Schwab Investment Management, Inc. (the Investment Manager) currently provides investment management services to the SchwabFunds(R), a family of 30 mutual funds with over $53 billion in net assets as of October 31, 1997.



SHAREHOLDER SERVICE. Charles Schwab & Co., Inc. (Schwab) provides professional representatives 24 hours a day at 1-800-435-4000 to service your accounts. Read the "Investing in Shares" section of the prospectus for information on "How to Buy Shares" and "How to Sell Shares" of the Funds.



LOW COST INVESTING. The Investment Manager and Schwab have voluntarily guaranteed that, through at least October 31, 1998, total operating expenses of each Fund will not exceed 0.49% of each Fund's daily net assets.

EXPENSES

SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy, sell or exchange shares of the Funds.

Maximum Sales Charge on Purchases and
  Reinvested Dividends                      NONE
Deferred Sales Charge on Redemptions        NONE
Redemption Fee                              NONE*
Exchange Fee                                NONE
Account Maintenance Fees                    NONE**


 * Read the "Investing in Shares" section of the prospectus for information concerning wire redemption fees.



** Read the "Investing in Shares" section of the prospectus for information concerning fees that may be charged if you do not maintain the required minimums in a Fund or in your Schwab account.



The information on shareholder transaction expenses is for transactions through a Schwab account. If you are purchasing, selling, exchanging or maintaining shares of a Fund through an entity other than Schwab, other transaction expenses may be charged by that entity.

ANNUAL OPERATING EXPENSES are paid by the Fund. These expenses include management fees paid to the Investment Manager and other fees for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. These expenses are factored into the price of the Fund's shares and into the dividends paid to shareholders. As a shareholder, you are not charged any of these fees directly.


The annual operating expenses stated below are based on historical expenses and are stated as a percentage of average daily net assets of each Fund.



SHORT/INTERMEDIATE TAX-FREE FUND
Management Fee (after reduction)            0.19%
12b-1 Fee                                   NONE
Other Expenses (after reduction)            0.30%
TOTAL OPERATING EXPENSES (AFTER REDUCTION)  0.49%
LONG-TERM TAX-FREE FUND
Management Fee (after reduction)            0.21%
12b-1 Fee                                   NONE
Other expenses (after reduction)            0.28%
TOTAL OPERATING EXPENSES (AFTER REDUCTION)  0.49%



EXAMPLE: If each Fund were to provide an annual return of 5%, you would pay the following expenses on a $1,000 investment, whether you redeemed your shares at the end of each period or left your shares invested.


SHORT/INTERMEDIATE TAX-FREE FUND


1 YEAR     3 YEARS     5 YEARS     10 YEARS
------     -------     -------     --------
  $5         $16         $27          $62


LONG-TERM TAX-FREE FUND


1 YEAR     3 YEARS     5 YEARS     10 YEARS
------     -------     -------     --------
  $5         $16         $27          $62



THE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

The Investment Manager and Schwab have voluntarily agreed to guarantee, at least through October 31, 1998 that total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) of each Fund will not exceed 0.49% of each Fund's average daily net assets. If these guarantees were not in effect, the management fee, other expenses and total operating expenses for the Short/Intermediate Tax-Free Fund and Long-Term Tax-Free Fund would have been 0.41%, 0.48% and 0.89% and 0.41%, 0.41% and 0.82%, respectively, of each
Fund's average daily net assets. Read the "Organization & Management" section of this prospectus for more information on expenses.

FINANCIAL HIGHLIGHTS


The following information has been audited by Price Waterhouse LLP, independent accountants for the Funds. Their report is included in the Annual Report for the Funds, which is a separate report that contains additional financial information.



The auditor's report, financial highlights and financial statements are incorporated by reference into the SAI. For free copies of the Annual Report and/or the SAI, call 1-800-435-4000.



                      SCHWAB CALIFORNIA SHORT/INTERMEDIATE


                               TAX-FREE BOND FUND



For a share outstanding throughout each period:



                                                                                                               Period
                                                                          Year ended August 31,                ended
                                                                 ----------------------------------------    August 31,
                                                                  1997       1996       1995       1994        1993++
                                                                 -------    -------    -------    -------    ----------
Net asset value at beginning of period                           $ 10.04    $ 10.06    $  9.89    $ 10.13     $  10.00
Income from investment operations
  Net investment income                                             0.43       0.43       0.42       0.37         0.13
  Net realized and unrealized gain (loss) on investments            0.12      (0.02)      0.17      (0.24)        0.13
                                                                 -------    -------    -------    -------      -------
  Total from investment operations                                  0.55       0.41       0.59       0.13         0.26
Less distributions
  Dividends from net investment income                             (0.43)     (0.43)     (0.42)     (0.37)       (0.13)
  Distributions from realized gain on investments                     --         --         --         --           --
                                                                 -------    -------    -------    -------      -------
  Total distributions                                              (0.43)     (0.43)     (0.42)     (0.37)       (0.13)
                                                                 -------    -------    -------    -------      -------
Net asset value at end of period                                 $ 10.16    $ 10.04    $ 10.06    $  9.89     $  10.13
                                                                 =======    =======    =======    =======      =======
Total return (not annualized)                                       5.54%      4.11%      6.17%      1.29%        2.57%
Ratios/Supplemental data
  Net assets, end of period (000s)                               $58,876    $45,788    $40,639    $48,649     $ 44,545
  Ratio of expenses to average net assets+                          0.49%      0.49%      0.50%      0.48%        0.45%*
  Ratio of net investment income to average net assets+             4.21%      4.23%      4.29%      3.69%        3.49%*
  Portfolio turnover rate                                             23%        20%        62%        35%           0%


---------------

+ The information contained in the above table is based on actual expenses for the periods, after giving effect to the portion of expenses reduced and absorbed by the Investment Manager and Schwab. Had these expenses not been reduced and absorbed, the Fund's expense and net investment income ratios would have been:



  Ratio of expenses to average net assets                           0.89%      0.87%      0.84%      0.86%        1.25%*
  Ratio of net investment income to average net assets              3.81%      3.85%      3.95%      3.31%        2.69%*



++ For the period April 21, 1993 (commencement of operations) to August 31,
   1993.



* Annualized

                 SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND



For a share outstanding throughout each period:



                                                                                                Eight
                                                                                                months         Period
                                                          Year ended August 31,                 ended          ended
                                               -------------------------------------------    August 31,    December 31,
                                                 1997        1996       1995        1994         1993          1992++
                                               --------    --------    -------    --------    ----------    ------------
Net asset value at beginning of period         $  10.63    $  10.53    $ 10.40    $  11.26     $  10.58       $  10.00
Income from investment operations
  Net investment income                            0.56        0.57       0.56        0.56         0.38           0.51
  Net realized and unrealized gain (loss) on
    investments                                    0.47        0.10       0.13       (0.74)        0.68           0.58
                                               --------    --------    -------    --------     --------        -------
  Total from investment operations                 1.03        0.67       0.69       (0.18)        1.06           1.09
Less distributions
  Dividends from net investment income            (0.56)      (0.57)     (0.56)      (0.56)       (0.38)         (0.51)
  Distributions from realized gain on
    investments                                      --          --         --       (0.12)          --             --
                                               --------    --------    -------    --------     --------        -------
  Total distributions                             (0.56)      (0.57)     (0.56)      (0.68)       (0.38)         (0.51)
                                               --------    --------    -------    --------     --------        -------
Net asset value at end of period               $  11.10    $  10.63    $ 10.53    $  10.40     $  11.26       $  10.58
                                               ========    ========    =======    ========     ========        =======
Total return (not annualized)                      9.95%       6.43%      6.98%      (1.70)%      10.13%         11.10%
Ratios/Supplemental data
  Net assets, end of period (000s)             $125,284    $101,616    $90,045    $106,432     $138,067       $ 72,969
  Ratio of expenses to average net assets+         0.49%       0.49%      0.58%       0.60%        0.60%*         0.45%*
  Ratio of net investment income to average
    net assets+                                    5.17%       5.30%      5.54%       5.12%        5.18%*         5.72%*
  Portfolio turnover rate                            35%         36%        46%         48%          47%           124%


---------------

+ The information contained in the above table is based on actual expenses for the periods, after giving effect to the portion of expenses reduced and absorbed by the Investment Manager and Schwab. Had these expenses not been reduced and absorbed, the Fund's expense and net investment income ratios would have been:



    Ratio of expenses to average net assets        0.82%       0.82%      0.81%       0.80%        0.87%*         1.05%*
    Ratio of net investment income to
      average net assets                           4.84%       4.97%      5.31%       4.92%        4.91%*         5.12%*



++ For the period February 24, 1992 (commencement of operations) to December 31,
   1992.



* Annualized

PERFORMANCE

Typically, mutual funds report performance in terms of total return or yield.

TOTAL RETURN is the actual annual return of an investment assuming both the reinvestment of any income earned and any change in share price. A cumulative total return is the actual total return of an investment over a stated period of time, while an average annual total return is a hypothetical rate of return, which, if achieved annually would have produced the same cumulative total return. An average annual total return will smooth out the actual year-to-year fluctuations of an investment's return.

YIELD is the actual income earned on an investment over a stated period of time and annualized (assumed to be generated over a year). For example, a thirty-day yield measures the income earned on an investment over thirty days, annualizes it and expresses that income as a percentage of the original investment.


An effective yield is calculated similarly, but income earned is assumed to be reinvested. Because of this compounding effect, effective yields are generally higher.


TAXABLE EQUIVALENT YIELD shows the yield that a taxable investment would have to generate in order to equal a tax-free yield. A taxable equivalent effective yield is calculated similarly, except that the effective yield is used in the calculation.

Fund strategies, performance and holdings are detailed in financial reports, which are sent to shareholders twice a year. For a free copy of the most recent financial report, call 1-800-435-4000.

ORGANIZATION & MANAGEMENT

EACH FUND IS A NON-DIVERSIFIED MUTUAL FUND. Each Fund is a series of Schwab Investments (the Trust).

THE FUNDS ARE OVERSEEN BY A BOARD OF TRUSTEES. The Board of Trustees meets regularly to review each Fund's activities, contractual arrangements and performance. The Board of Trustees is responsible for protecting the interests of each Fund's shareholders.

THE FUNDS MAY HOLD SPECIAL MEETINGS. These meetings may be called for purposes such as electing Trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

THE FUNDS ARE MANAGED BY THE INVESTMENT MANAGER. The Investment Manager is responsible for managing each Fund's day-to-day business affairs, including picking each Fund's investments; although the Investment Manager is subject to the overall authority of the Board of Trustees.

Joanne Larkin is a Vice President of Schwab and Senior Portfolio Manager for the Funds. Ms. Larkin has primary responsibility for the day-to-day portfolio management of each Fund, and has since each Fund commenced operation. Prior to February 1992, Ms. Larkin was portfolio manager for the Shearson Lehman California Municipal Bond Fund and E.F. Hutton's Municipal Cash Reserve Management. Ms. Larkin graduated from Rosemont College with a Bachelor of Arts in Sociology.

Stephen B. Ward is the Trust's Senior Vice President and Chief Investment Officer. Mr. Ward has overall responsibility for the portfolio management of the Funds. Mr. Ward joined the Investment Manager as Vice President and Portfolio Manager in April 1991 and was promoted to his current position in August 1993. Prior to joining the Investment Manager, Mr. Ward was Vice President and Portfolio Manager at Federated Investors. Mr. Ward graduated with a Masters of Business Administration from the Wharton School and a Bachelor of Arts in Economics from Virginia Tech, and has been a Chartered Financial Analyst since 1985.

For the services performed under its contract with each Fund, the Investment Manager is entitled to receive an annual fee, payable monthly from each Fund.


For the fiscal year ended August 31, 1997, the Short/Intermediate Tax-Free Fund and the Long-Term Tax-Free Fund paid the Investment Manager investment management fees of 0.19% and 0.21%, respectively, of each Fund's daily net assets.



SCHWAB IS THE FUNDS' SHAREHOLDER SERVICES AND TRANSFER AGENT. Schwab provides Fund information to shareholders, including share price, reporting shareholder ownership and account activities and distributing the Funds' prospectuses, financial reports and other informational literature about the Funds. Schwab also maintains the office space, equipment and personnel necessary to provide these services. Schwab also distributes and markets SchwabFunds(R) and provides other services.



For the services performed as transfer agent under its contract with each Fund, Schwab is entitled to receive annual fees from the Funds. The fees are payable monthly in the amount of 0.05% of each Fund's average daily net assets. For the services performed as shareholder services agent under its contract with the Funds, Schwab is entitled to receive annual fees from the Funds. The fees are payable monthly in the amount of 0.20% of the average daily net assets of the Funds.



THE FUNDS PAY OTHER EXPENSES. These expenses are typically connected with the Trust's operations, and include legal, audit and custodian fees, as well as the costs of accounting and registration of the Funds. Expenses not directly attributable to a particular fund will generally be allocated among the funds in the Trust on the basis of each fund's relative net assets at the time the expense is incurred.



For the fiscal year ended August 31, 1997, the Short/Intermediate Tax-Free Fund and the Long-Term Tax-Free Fund, paid total operating expenses in the amount of 0.49% of each Fund's average daily net assets.


The Charles Schwab Corporation is the parent company of the Investment Manager and Schwab. Charles R. Schwab is the founder, Chairman, Chief Executive Officer and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the Investment Manager and Schwab.

INVESTMENT OBJECTIVES, POLICIES & RISKS

INVESTMENT OBJECTIVES
Each Fund's investment objective is to seek a high level of current income that is exempt from federal income and State of California personal income taxes, consistent with preservation of capital.


Each Fund's investment objective may be changed only by vote of a majority of a Fund's shareholders. Unless otherwise noted, policies and limitations may be changed without shareholder approval.


INVESTMENT STRATEGIES
Each Fund intends to achieve its objective by investing in investment-grade California municipal securities. Each Fund will normally invest at least 80% of its total assets in these securities.

THE MATURITY of a security generally determines its sensitivity to interest rate changes. In general, the longer the maturity, the more sensitive the security will be to interest rate changes. For example, money market securities are high-quality, short-term debt securities that reflect short-term interest rates and normally carry little risk of fluctuation of principal value.

The Short/Intermediate Tax-Free Fund is designed to provide higher yields than a tax-free money market fund by investing in investment-grade, short- and intermediate-term California municipal securities that carry more risk of fluctuation of principal. The Short/Intermediate Tax-Free Fund will normally seek to maintain a DWAM of between two and five years.


The Long-Term Tax-Free Fund is designed to provide even higher yields by investing in investment-grade, long-term California municipal securities that carry an even higher risk of fluctuation of principal value. The Long-Term Tax-Free Fund is expected to maintain a DWAM of at least ten years. Either Fund may invest in securities of any maturity.


THE RISKS for each Fund are basically those risks associated with investing in debt securities, although each risk factor may be intensified by the Funds' concentrated investments in California municipal securities.

Generally speaking, there are four types of risk attendant to investing in debt securities.


INTEREST RATE RISK is the potential for fluctuations in bond prices due to changing interest rates. A fund's DWAM is an important factor to consider when determining interest rate risk. This is because DWAM is a measure of a Fund's maturity and maturity generally determines a Fund's sensitivity to changes in interest rates.


INCOME RISK is the potential for a decline in income due to falling interest rates.

CREDIT RISK is the possibility that a bond issuer will fail to make timely payments of either interest or principal.

PREPAYMENT RISK or CALL RISK is the likelihood that, during periods of falling interest rates, bonds will be prepaid (or "called") prior to maturity, requiring the proceeds to be invested at a generally lower interest rate.

The amount of each type of risk each Fund will be subject to depends on its portfolio of investments. Because the Funds invest substantially in California municipal securities, they are expected to face income, credit and interest rate risks, although the Long-Term Tax-Free Fund will face greater interest rate risks as a result of its longer DWAM. Prepayment or call risks are not predominant risk factors for California municipal securities.


PRINCIPAL SECURITIES AND INVESTMENT TECHNIQUES
The different types of securities in which the Funds may invest are described below.

DEBT SECURITIES are obligations, issued by various entities, including governments and corporations, in order to raise money. They are basically "IOUs," but are commonly referred to as bonds. Bonds normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (the "principal") until it is paid back (at "maturity"). Upon maturity, the principal must be repaid.


Debt securities experience price changes when interest rates change. Generally, when interest rates rise, bond prices decline or "fall", and when interest rates fall bond prices rise. Typically, longer-maturity bonds react to interest rate changes more severely than shorter-term bonds (all else being equal) but generally offer a greater rate of interest. Debt securities also are subject to the risk that their issuer will fail to meet its obligation to pay interest and/or principal, and their prices also may be affected by the credit quality of their issuer.


Investment-grade debt securities are medium- and high-quality securities, although some still possess varying degrees of speculative characteristics and risk.

MUNICIPAL SECURITIES are debt securities issued by or on behalf of a state, including its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities. These securities are issued to raise money for various public purposes or private activities such as general financing for state and local governments or financing for specific projects or facilities.


Municipal securities pay fixed, variable or floating rates of interest, which also is meant to be exempt from federal income tax, and, typically, personal income tax of a state or locality. Municipal securities may be owned directly or through participation interests, and include general obligation or revenue securities, anticipation notes and municipal leases.



The value of municipal securities may be affected by legislation or litigation involving the taxation of municipal securities or the rights of holders of municipal securities. In addition, some municipal securities involve private entities, and the value of these securities could be affected by the credit quality of the private entity and possibly by the circumstances affecting the project.



CALIFORNIA MUNICIPAL SECURITIES are municipal securities issued by or on behalf of the state of California or its counties, municipalities, authorities or other subdivisions. These securities are subject to the same general risks associated with other municipal securities, although their value will be particularly affected by economic, political, geographic and demographic conditions and developments within California. Additionally, like all securities, the value of California municipal securities may be affected by any change in the perceived ability of issuers to meet their obligations.


Restriction: Each Fund will normally invest at least 80% of its total assets in California municipal securities the interest on which is free from California personal income tax and federal income tax, including federal alternative minimum tax. This policy may be changed only by shareholders. Each Fund may invest more than 25% of its total assets in municipal securities financing similar projects.



CREDIT AND LIQUIDITY SUPPORTS may be employed by issuers to reduce the credit risk of their securities. Credit supports include letters of credit, insurance and guarantees provided by foreign and domestic entities, and municipal securities are sometimes issued with moral obligations, which are a type of credit support. Liquidity supports include puts and demand features. Credit and liquidity supports move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to a Fund, and affect its share price. In addition, credit and liquidity supports provided by foreign entities may involve more risk because of the possibility of adverse foreign economic, political and legal developments.



VARIABLE AND FLOATING RATE SECURITIES pay an interest rate, which is adjusted either periodically or at specific intervals or floats continuously according to a formula or benchmark. Although these structures generally are intended to minimize the fluctuations in value that occur when interest rates rise and fall, some structures may be linked to a benchmark in such a way as to cause greater volatility to the security's value.



PUTS are agreements that allow the buyer to sell a security at a specified price and time to the seller or "put provider." When a Fund buys a put, losses could occur as a result of the costs of the put or if the put provider does not perform as agreed. Losses could result to a Fund (as a put provider), if the buyer exercises its rights under the put. Standby commitments and demand features are types of puts.



ASSET-BACKED SECURITIES are securities that are backed by the loans or accounts receivable of an entity, such as a bank or credit card company. Payment depends largely on the cash flows generated by the assets backing the securities.



WHEN-ISSUED AND DELAYED DELIVERY SECURITIES are securities that are purchased but are to be delivered to the buyer at a later than customary date, price and yield. Generally, the purchaser does not pay for these securities or earn interest on them until they are delivered, but their value could change prior to delivery.



ILLIQUID SECURITIES are securities that are not actively traded and, therefore, may be difficult to sell quickly. The sale of some illiquid securities and certain other securities may be subject to legal restrictions. A Fund could incur losses if it has difficulty selling a security.



Restriction: Each Fund will not invest more than 10% of its net assets in illiquid securities. This policy may be changed only by shareholders.

SECURITIES OF OTHER INVESTMENT COMPANIES may be purchased by a Fund. These investments will cause a Fund to bear duplicative fees for certain services.


MUNICIPAL MONEY MARKET SECURITIES are high quality, short-term debt securities issued by state and local governments, including municipalities, and other entities.



The Funds also may employ the policies described below.


DIVERSIFICATION involves investing in a wide range of securities and, thereby, spreading and reducing the risks of investment. Non-diversified mutual funds are more sensitive to changes that affect a single security.


Restriction: Each Fund is a non-diversified mutual fund. In order to meet federal tax requirements, each Fund will not invest more than 25% of its total assets in the securities of a single issuer, and, with respect to 50% of its total assets, will not invest more than 5% in a single issuer. This limitation does not apply to U.S. Government securities.



BORROWING is a form of leveraging if a Fund continues to make investments while borrowings remain outstanding. Borrowing subjects a Fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds.



Restriction: Each Fund may borrow up to 33 1/3% of its total assets for temporary or emergency purposes; provided that neither Fund will purchase securities while borrowings represent more than 5% of its total assets. This policy may be changed only by shareholders.


LENDING securities may earn income for a Fund, but could result in losses to the Fund, and possibly affect share price.


TEMPORARY INVESTMENTS in U.S. Government securities, such as U.S. Treasury securities; money market securities (taxable equivalents of Municipal Money Market Securities); repurchase agreements (basically a collateralized loan by a
Fund) and other taxable securities may be made by each Fund as a defensive measure or under abnormal market conditions.

INVESTING IN SHARES

BUSINESS DAYS
The Funds are open each day the New York Stock Exchange (NYSE) is open (business days).

NET ASSET VALUE
The price of each share of each Fund is its net asset value per share (NAV). NAV is determined each business day at the close of the NYSE, generally 4:00 p.m. Eastern time. NAV is calculated by adding the value of each Fund's assets, subtracting its liabilities and dividing the result by the number of outstanding shares. Each Fund's NAV will fluctuate and neither Fund is insured against loss in its NAV.

Each Fund values its portfolio securities based on market quotes if they are readily available. If market quotes are not readily available, portfolio securities are assigned fair market values pursuant to guidelines adopted by the Board of Trustees.

MINIMUM INVESTMENTS

INITIAL INVESTMENT................ $1,000
for Custodial accounts............ $  500
ADDITIONAL SHARES................. $  100
MINIMUM BALANCE*.................. $  500
for Custodial accounts............ $  250


* Your shares may be automatically redeemed if, as a result of selling shares, you no longer meet a Fund's minimum balance requirements. You will be given 30 days' notice prior to redemption to increase your holdings to the required minimum balance.



These minimums may not be applicable to certain customers of Schwab Institutional's Services for Investment Managers or Schwab's Retirement Plan Services.



These minimums may be different if you are buying, selling, exchanging or maintaining shares of a Fund through an entity other than Schwab.


HOW TO BUY SHARES

Shares may be purchased through a Schwab account or through an account with any other entity designated by Schwab. The information on how to buy shares is for shares bought through a Schwab account. Shares are purchased at the NAV next determined after your purchase order has been received in good order. Purchase orders received in good order by Schwab prior to 4:00 p.m. Eastern time will be executed that day. Shares normally begin to earn dividends on the next business day.


BY TELEPHONE. Call 1-800-435-4000, 24 hours a day (1-800-345-2550 for TDD users).

BY MAIL. Write to the Funds at 101 Montgomery Street, San Francisco, CA 94104.


ELECTRONICALLY. Visit Schwab's World Wide Web site at http://www.schwab.com. For more information about StreetSmart(R), The Equalizer(R) and TeleBroker(R) call 1-800-435-4000.

TO PURCHASE SHARES OF THE FUNDS. Please provide the following information:

-  your name and Schwab account number;
-  the name of the Fund and the dollar amount you would like to purchase; and

-  for initial purchases only, one of the following three distribution choices.



   AUTOMATIC REINVESTMENT. Dividends and capital gain distributions will be reinvested in shares of your Fund. If you do not choose an option, this option will be assigned to you and all distributions will be reinvested; or CASH OPTION. All distributions will be paid to your Schwab account and, if requested, mailed to you the next business day; or


   CASH OPTION. All distributions will be paid to your Schwab account and, if requested, mailed to you the next business day; or


   CASH DIVIDENDS/REINVESTED CAPITAL GAINS. Dividends will paid to you in cash and any capital gain distributions will be reinvested in additional shares.


HOW TO SELL OR EXCHANGE SHARES

Shares may be sold or exchanged through a Schwab account or an account at any other entity designated by Schwab. The information on how to sell and exchange shares is for shares sold or exchanged through a Schwab account. Shares are sold or exchanged at the NAV next determined after your sale or exchange order has been received in good order. Sale and exchange orders received in good order by Schwab prior to 4:00 p.m. Eastern time will be executed that day. Shares sold or exchanged normally earn dividends on that day.


BY TELEPHONE. Call 1-800-435-4000, 24 hours a day (1-800-345-2550 for TDD users).

BY MAIL. Write to either Fund at 101 Montgomery Street, San Francisco, CA 94104.


ELECTRONICALLY. Visit Schwab's World Wide Web site at http://www.schwab.com. For more information about StreetSmart(R), The Equalizer(R) and TeleBroker(R) call 1-800-435-4000.


TO SELL OR EXCHANGE SHARES OF THE FUNDS. Please provide the following information:

-  your name and Schwab account number;
- the name of the Fund you would like to sell or exchange from and the number of shares;
- for exchanges only, the name of the Fund and class, if applicable, into which you would like to exchange and a distribution choice; and
- if selling or exchanging by mail, a signature of at least one of the persons named on your Schwab account.

Once mailed, redemption and exchange requests are irrevocable and may not be modified or canceled.


PLEASE NOTE THE FOLLOWING WHEN SELLING OR EXCHANGING SHARES OF THE FUNDS:


- a check for your shares will be issued on the business day following receipt and acceptance of your sale order, and will be mailed to you upon request;

- if you bought your shares by check, a check will be issued as soon as your check clears, which may take up to 15 days from the date of your purchase;

- depending on the type of Schwab account you have, your money may earn interest during any holding period;

- you may exchange your shares for shares of any other Schwab Fund, provided you meet its minimum investment and any other requirements;
- the Funds and Schwab reserve the right to modify, limit or terminate the exchange privilege upon 60 days' written notification; and
- the Funds may suspend the right to sell shares or postpone payment for a sale of shares when trading on the NYSE is restricted, the NYSE is closed for any reason other than its customary weekend and holiday closings, emergency circumstances exist as determined by the SEC or as otherwise permitted by the SEC.

OPENING A SCHWAB ACCOUNT

Schwab was established in 1971 and is one of America's largest discount brokers. Schwab helps over 4.7 million customers make investment decisions by offering them low cost brokerage services and providing them with financial products and information. Visit one of Schwab's 263 branch offices or Schwab's World Wide Web site (http://www.schwab.com/funds) for information on investment products and services.


Investors may open a Schwab account by simply completing an application, although institutional investors should contact Schwab to find out if any additional forms need to be completed.

Using a Schwab account, investors have access to investments other than just mutual funds, such as stocks and bonds. The Securities Investor Protection Corporation (SIPC) provides insurance protection of up to $500,000 for the securities held in a Schwab account, including shares of the Funds. It is important to remember that SIPC insurance does not protect against losses due to market or economic conditions.

Schwab accounts require a $1,000 minimum investment and account balance ($500 for custodial accounts). A fee of $7.50 will be charged to Schwab accounts that fall below this minimum for three consecutive months in a quarter. The fee, if applicable, will be charged at the end of each quarter, but will be waived if there has been at least one commissionable trade within the previous six months, or if the investor's combined Schwab accounts equal $10,000 or more.

Schwab One(R) accounts require a $5,000 minimum investment and account balance. A monthly fee of $5.00 will be charged to Schwab One accounts that fall below this minimum, unless there have been at least two commissionable trades within the previous twelve months.

Deposits may be made to Schwab accounts by check, wire and other forms of electronic funds transfer. Securities also may be deposited. All checks should be made out to Charles Schwab & Co., Inc. Schwab will charge a $15 service fee for any checks returned as a result of insufficient or uncollected funds or a stop order. Monies received by Schwab before 4:00 p.m. Eastern time will be available for investment in the Fund that day. Monies received by Schwab after 4:00 p.m. Eastern time will be available for investment in the Fund the next business day.

Contact Schwab for instructions and any applicable fees if you would like to wire money from your Schwab account.


SCHWAB AUTOMATIC INVESTMENT PLAN. Schwab's Automatic Investment Plan

("AIP") allows you to make periodic investments in non-money market SchwabFunds(R) (and certain other funds available through Schwab) automatically and conveniently. You can make automatic investments in any amount, from $100 to $50,000, once you meet a Fund's investment minimum. Automatic investments are made from your Schwab account: using cash, Sweep Shares of a Schwab Money Fund; or the Schwab MoneyLink Transfer Service(R). As long as you are purchasing a Fund's shares through AIP, distributions paid to you by the Fund must be reinvested in additional shares of that Fund. For more detailed information about this service, or to establish your AIP, call 1-800-435-4000, 24 hours a day.


DIVIDENDS & TAXES

Each business day each Fund's net investment income is determined at the close of the NYSE and declared as a dividend to shareholders of record as of the previous NAV calculation. Net investment income is calculated by subtracting each Fund's expenses from the income earned on its investments that day. Dividends are declared each business day based on the net investment income determined and are paid on the 25th of each month, if it is a business day, except in December when dividends are paid on the last business day of the month. If the 25th is not a business day, dividends are paid on the next business day.


The following is only a brief summary of some of the federal and state income tax consequences that may affect each Fund and its shareholders. You should consider the tax implications of investing, and consult with your own tax adviser.

Each Fund will distribute its net investment income and capital gains, if any, to shareholders each year. Dividends derived from exempt-interest income will be exempt from federal income tax when distributed to shareholders. In addition, dividends paid by each Fund are expected to be exempt from California personal income tax. Some distributions received by shareholders may be subject to federal or state and/or local income taxes. For example, distributions derived from the gain on the sale of tax-free bonds is typically subject to federal income tax. To the extent distributions are subject to federal or state and/or local income taxes, they are taxable when paid, whether received in cash or reinvested, although distributions declared in December, but paid in January, are taxable as if they were paid on December 31.

The interest from some municipal securities is subject to the federal alternative minimum tax. Each Fund may invest up to 20% of its total assets in these securities; provided that the total income earned on these securities does not exceed 20% of the total income earned by the Fund. Shareholders subject to federal alternative minimum tax must take this interest into account in computing their federal alternative minimum tax liability.

Shareholders receive a record of all distributions by a Fund, as well as purchases and sales they have made, via their monthly Schwab account statement. Each year, the Funds notify shareholders of all distributions made by the Funds that year, including the federal income and California personal income tax consequences of the distributions.

GENERAL INFORMATION


As long as either Fund or Schwab follows reasonable procedures to confirm that your telephone order is genuine, they will not be liable for any losses an investor may experience due to unauthorized or fraudulent instructions.


These procedures may include:

- requiring a form of personal identification before acting upon any telephone order;
-  providing written confirmation of telephone orders; and
-  tape recording all telephone orders.

It may be difficult to place orders by telephone during periods of drastic economic or market changes because Schwab's phone lines may become very busy with calls from other investors. Consider other methods for placing an order, such as writing to the Funds.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab. Twice a year, financial reports will be mailed to shareholders describing each Fund's performance and investment holdings. In order to reduce these mailing costs, each household will receive one consolidated mailing. If you do not want to receive consolidated mailings, you may write to your Fund and request that your mailings not be consolidated.

Each Fund, in its sole discretion and without prior notice, reserves the right to reject orders to purchase shares, change minimum investment requirements or withdraw or suspend any part of the offering made by the prospectus.
---------------------------------------------------

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY STATEMENTS ABOUT THIS OFFERING OTHER THAN THE INFORMATION CONTAINED IN THIS PROSPECTUS AND IN OFFICIAL SALES MATERIALS. IF ANYONE GIVES ANY OTHER INFORMATION OR MAKES ANY OTHER REPRESENTATIONS, DO NOT RELY ON SUCH INFORMATION OR REPRESENTATIONS.
---------------------------------------------------

THIS PROSPECTUS IS NOT AN OFFER IN ANY STATE IN WHICH SUCH AN OFFER MAY NOT LAWFULLY BE MADE, NOR IS IT AN OFFER TO ANY PERSON TO WHOM SUCH AN OFFER MAY NOT BE MADE.
---------------------------------------------------

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

SCHWAB CALIFORNIA                                  ------------------
TAX-FREE BOND FUNDS                                    BULK RATE
PROSPECTUS December 15, 1997                          U.S. POSTAGE
                                                          PAID
[Schwab Graphics]                                    CHARLES SCHWAB
                                                   ------------------

SCHWABFUNDS(R)
101 Montgomery Street
San Francisco, California 94104

920-7 (12/97) Printed on recycled paper.

                               SCHWAB INVESTMENTS
                              CROSS REFERENCE SHEET
                                       FOR
                  SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND
                       SCHWAB LONG-TERM TAX-FREE BOND FUND
             SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND
                 SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND




Part B Item                                                        Statement of Additional Information Caption
-----------                                                        -------------------------------------------
10.      Cover Page                                                Cover Page

11.      Table of Contents                                         Table of Contents

12.      General Information and History                           General Information

13.      Investment Objectives and Policies                        Investment Securities; Investment Restrictions

14.      Management of the Fund                                    Management of the Trust

15.      Control Persons and Principal Holders of Securities       General Information

16.      Investment Advisory and Other Services                    Management of the Trust

17.      Brokerage Allocation and Other Practices                  Portfolio Transactions and Turnover

18.      Capital Stock and Other Securities                        General Information

19.      Purchase, Redemption and Pricing of Securities Being      Share Price Calculation;
         Offered                                                   Purchase and Redemption of Shares

20.      Tax Status                                                Taxes

21.      Underwriters                                              Management of the Trust

22.      Calculation of Performance Data                           Total Return and Yield

23.      Financial Statements                                      Financial Statements

                       STATEMENT OF ADDITIONAL INFORMATION

                               SCHWAB INVESTMENTS
                 101 Montgomery Street, San Francisco, CA 94104

                                DECEMBER 15, 1997

This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the Prospectus for the Schwab Long-Term Tax-Free Bond Fund (the Long-Term Tax-Free Fund) and the Schwab Short/Intermediate Tax-Free Bond Fund (the Short/Intermediate Tax-Free Fund), dated December 15, 1997, and the Prospectus for the Schwab California Long-Term Tax-Free Bond Fund (the California Long-Term Tax-Free Fund) and the Schwab California Short/Intermediate Tax-Free Bond Fund (the California Short/Intermediate Tax-Free Fund), dated December 15, 1997, (the Funds).


To obtain a copy of either Prospectus, please contact Charles Schwab & Co., Inc. (Schwab) at 1-800-435-4000, 24 hours a day or 101 Montgomery Street, San Francisco, California 94104. TDD users may contact Schwab at 800-345-2550, 24 hours a day. These Prospectuses also may be available electronically by using the SchwabFunds(R) World Wide Web address: http://www.schwab.com/funds.


                                 SCHWABFUNDS(R)
                                  800-2 NO-LOAD

                                TABLE OF CONTENTS
                                                                            Page

INVESTMENT SECURITIES......................................................    2
INVESTMENT RESTRICTIONS....................................................    7
MANAGEMENT OF THE TRUST....................................................   10
PORTFOLIO TRANSACTIONS AND TURNOVER........................................   15
TAXES......................................................................   16
SHARE PRICE CALCULATION....................................................   19
TOTAL RETURN AND YIELD.....................................................   20
GENERAL INFORMATION........................................................   21
PURCHASE AND REDEMPTION OF SHARES..........................................   23
OTHER INFORMATION..........................................................   23
FINANCIAL STATEMENTS.......................................................   23
APPENDIX - RATINGS OF INVESTMENT SECURITIES................................   24

                              INVESTMENT SECURITIES

MUNICIPAL SECURITIES. Municipal securities are debt securities issued by a state, its political subdivisions, agencies, authorities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. Municipal securities may be owned directly or through participation interests, and pay fixed, floating or variable rates of interest. A participation interest is an undivided interest in a municipal security.

Municipal securities also may be issued to finance various private activities, including certain types of private activity bonds ("industrial development bonds" under prior law). These securities may be issued by or on behalf of public authorities to obtain funds to provide certain privately owned or operated facilities. The Funds may not be desirable investments for "substantial users" of facilities financed by private activity bonds or industrial development bonds or for "related persons" of substantial users because distributions from the Funds attributable to interest on such bonds may not be tax-exempt. Shareholders should consult their own tax advisers regarding the potential effect on them (if any) of any investment in these Funds.

Municipal securities are generally classified as "general obligation" or "revenue." General obligation notes are secured by the issuer's pledge of its full credit and taxing power for the payment of principal and interest. Revenue notes are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds and industrial development bonds are, in most cases, revenue bonds and generally do not constitute the pledge of the credit of the issuer of such bonds.

Examples of municipal securities that are issued with original maturities of one year or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds and tax-free commercial paper. Tax anticipation notes are typically sold to finance working capital needs of municipalities in anticipation of the receipt of property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality's issuance of a longer-term bond in the future. Revenue anticipation notes are issued in expectation of the receipt of other types of revenue such as that available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period. Pre-refunded municipal bonds are bonds that are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. The Funds may purchase other municipal securities similar to the foregoing, which are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

The value of municipal securities may be affected by uncertainties with respect to the rights of holders of municipal securities in the event of bankruptcy or the taxation of municipal securities as a result of legislation or litigation. For example, under federal law, certain issuers of municipal securities may be authorized in certain circumstances to initiate bankruptcy proceedings without prior notice to or the consent of creditors. Such action could result in material adverse changes in the rights of holders of the securities. In addition, litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law, which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.

The Investment Manager relies on the opinion of the issuer's counsel, which is rendered at the time the security is issued, to determine whether the security is fit, with respect to its tax status, to be purchased by a Fund.


ILLIQUID SECURITIES. Investments that cannot be sold or disposed of in the normal course of business within seven days at their approximate value will be considered illiquid. The Investment Manager determines the liquidity of a Fund's investments under the supervision and direction of the Board of Trustees. Investments currently considered illiquid include repurchase agreements not maturing within seven days, some restricted securities and municipal lease obligations.


TAXABLE SECURITIES. Under normal conditions, the Funds do not intend to invest in securities the interest on which is subject to federal income and/or state and local personal income taxes. However, from time to time, as a defensive measure or under abnormal market conditions, the Funds may make temporary investments in securities the interest on which is subject to federal income and/or state and local personal income taxes.

U.S. GOVERNMENT SECURITIES. U.S. Government securities are securities issued by the U.S. Treasury or issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. U.S. Treasury securities are backed by the full faith and credit of the United States. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some U.S. Government securities are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality. Of course U.S. Government securities are among the safest securities, but they are still sensitive to interest rate changes, which will cause their yields to fluctuate.


ASSET-BACKED SECURITIES. Asset-Backed securities are securities that are backed by the loans or accounts receivables of an entity, such as a bank or credit card company. These securities are obligations which the issuer intends to repay using the assets backing them (once collected). Therefore, repayment depends largely on the cash-flows generated by the assets backing the securities. Sometimes the credit support for these securities is limited to the underlying assets, but, in other cases, may be provided by a third party via a letter of credit or insurance guarantee. Asset-backed securities are subject to credit and prepayment risks.



Repayment of these is intended to be obtained from an identified pool of assets, typically receivables related to a particular industry, such as asset-backed securities related to credit card receivables, automobile receivables, trade receivables or diversified financial assets. Based on the primary characteristics of the various types of asset-backed securities, for purposes of each Fund's concentration policy, each of the Funds has selected the following asset-backed securities industries: credit card receivables, automobile receivables, trade receivables and diversified financial assets, and each Fund will limit its investments in each such industry to less than 25% of its total assets.


MONEY MARKET SECURITIES. Money market securities are high-quality, short-term debt securities that may be issued by entities such as the U.S. Government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker's acceptances and time deposits.

Restriction: Each Fund will invest only in certificates of deposit and bankers' acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.

REPURCHASE AGREEMENTS. Repurchase agreements involve a Fund buying securities (usually U.S. Government securities) from a seller and simultaneously agreeing to sell them back at an agreed-upon price (usually higher) and time. There are risks that losses will result if the seller does not perform as agreed.


LENDING. The lending of securities is a common practice in the securities industry. A Fund will engage in security lending arrangements with the primary objective of increasing its income through investment of the cash collateral in short-term, interest-bearing obligations, but will do so only to the extent that the Fund will not lose the tax treatment available to regulated investment companies. The Fund is entitled to all dividends or interest on any loaned securities. Loans of securities involve a risk that the borrower may fail to return the securities or provide additional collateral.



The Funds may loan securities to qualified broker-dealers or other institutional investors provided: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, letters of credit, cash or cash-equivalents, and maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund.



ZERO COUPON SECURITIES do not pay interest, instead these securities are sold at less than their face value, and redeemed at their face value upon maturity. As a result of this structure, their prices can be very volatile in response to interest rate changes.



QUALITY OF INVESTMENTS. The Funds will invest in investment-grade quality securities. Investment-grade quality includes securities that are rated in one of the four highest rating categories by any nationally recognized statistical rating organization (NRSRO). When securities are unrated, the Investment Manager may deem them to be of comparable quality pursuant to guidelines adopted by the Board of Trustees. Each Fund will limit its investments in unrated securities to no more that 20% of its net assets. Should a security's investment-grade quality change after purchase by a Fund, the Investment Manager would take such action, including no action, as determined to be in the best interest of the Fund by the Board of Trustees. For more information about the ratings assigned by some NRSROs, refer to the Appendix section of the SAI.


RISK FACTORS FOR CALIFORNIA MUNICIPAL SECURITIES. In addition to general economic pressures which affect the State of California's (the "State") ability to raise revenues to meet its financial obligations, certain State constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could also result in the adverse effects described below. The following information is only a brief summary, is not a complete description and is based on information drawn from official statements and prospectuses relating to securities offerings of the State that have come to the attention of the Trust and were available before the date of this SAI. The Trust has not independently verified the accuracy and completeness of the information contained in those statements and prospectuses.

As used in this section, "California Municipal Securities" includes issues that are secured by a direct payment obligation of the State and obligations of issuers that rely in whole or in part on State revenues for payment of their obligations. Property tax revenues and part of the State's General Fund surplus are distributed to counties, cities and their various taxing entities; whether and to what extent a portion of the State's General Fund will be distributed in the future to them is unclear.

Overview. After suffering through a severe recession, since the start of 1994 California's economy has been on a steady recovery. The rate of economic growth in California in 1996, in terms of job gains, exceeded that of the rest of the United States. The State added nearly 350,000 jobs during 1996, surpassing its pre-recession employment peak of 12.7 million jobs. Another 380,000 jobs are expected to be created in 1997. The unemployment rate, while still higher than the national average, fell to the low 6 percent range in mid-1997, compared to over 10 percent during the recession. Many of the new jobs were created in such industries as computer services, software design, motion pictures and high technology manufacturing. Business services, export trade and other manufacturing also experienced growth. All major economic regions of the State grew, with particularly large gains in the Silicon Valley region of Northern California.

The recession seriously affected State tax revenues and caused an increase in expenditures for health and welfare programs. As a result, from the late 1980s through 1992-1993, the State experienced recurring budget deficits. During this period, expenditures exceeded revenues in four out of six years, and the State accumulated a budget deficit of about $2.8 billion at its peak at June 30, 1993. One consequence of the large budget imbalances was to significantly reduce the State's available cash resources and force the State to use a series of external borrowings to meet its cash needs. With the end of the recession, the State's financial condition has improved in the 1995-96 and 1996-97 fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint. As of June 30, 1997, the State's budget reserve had a positive cash balance of $281 million. No deficit borrowing has occurred at the end of the last two fiscal years and the State's cash flow borrowing was limited to $3 billion in 1996-1997.

As a result of the deterioration in the State's budget and cash situation, the State's credit ratings have been reduced. Since October 1992, all three major nationally recognized statistical rating organizations lowered the State's general obligation bond rating from the highest ranking of "AAA." The State's general obligation bonds are now rated "A+" by Standard and Poor's Corporation ("S&P"), "A1" by Moody's Investors Service, Inc. ("Moody's") and "A+" by Fitch Investors Service, Inc. ("Fitch").

State Appropriations Limit. Subject to certain exceptions, the State is subject to an annual appropriations limit imposed by its Constitution on "proceeds of taxes." Various expenditures, including but not limited to debt service on certain bonds and appropriations for qualified capital outlay projects, are not included in the appropriations limit.

                              1995-1996 FISCAL YEAR

Revenues. The 1995-1996 Budget Act projected General Fund revenues and transfers of $44.1 billion, a 3.5% increase from 1994-1995. The 1995-1996 Budget Act projected that the General Fund would end the 1995-1996 fiscal year with a slight surplus of $28 million at June 30, 1996, and that all of the accumulated budget deficits will have been repaid. In May 1996, the State Department of Finance updated the 1995-1996 projections, and estimated that there would be revenues and transfers of about $46.1 billion but, due to increased expenditures, there would instead be a deficit of about $70 million in the budget reserve at June 30, 1996. Principal features of the 1995-1996 Budget Act included an increase in Proposition 98 funding for K-14 schools of about $1.2 billion, reductions in health and welfare costs of about $900 million (about $500 million of which depends upon federal legislative approval), and receipt of an additional $494 million in federal aid for costs of illegal immigrants (above commitments already made by the federal government; only $31 million of this was received in 1995-1996). Special Fund revenues were estimated at $12.7 billion.

Expenditures. The 1995-1996 Budget Act projected General Fund expenditures of $43.4 billion, a 4% increase from 1994-1995. Special Fund expenditures of $13 billion have been appropriated. The May 1996 State Department of Finance revisions projected that expenditures for 1995-1996 would increase to about $45.4 billion.

                               1996-97 FISCAL YEAR

The Governor's proposed budget for 1996-1997 projected General Fund revenues and transfers of about $45.6 billion and proposed total General Fund appropriations of about $45.2 billion. The Governor's proposed budget renewed a proposal, which had been rejected by the Legislature in 1995, for a 15% cut in personal and corporate tax rates, phased in over a three-year period. In May 1996, the State Department of Finance updated revenue estimates to $47.1 billion for 1996-1997, assuming enactment of the Governor's proposed tax cut, and expenditure estimates to $46.5 billion.

Revenues. The 1996-1997 Budget Act, enacted on July 15, 1996, rejected the Governor's proposed 15% tax cut (but did include a 5% cut in bank and corporation taxes). Consequently, revenues for 1996-1997 were increased to an estimated $47.6 billion. Special fund revenues are estimated to be $13.3 billion. The 1996-1997 Budget Act appropriated a budget reserve of $305 million at June 30, 1997. This budget reserve assumed savings of about $660 million in the State's health and welfare costs based on changes to federal law, including welfare reform. The federal welfare reform legislation passed in August 1996 is projected to provide only about $360 million of the assumed $660 million in savings, however, subject to further adjustment based on how the State implements changes to its welfare system. Other principal features of the 1996-1997 Budget Act include an increase in

Proposition 98 funding for K-14 schools of about $1.6 billion, and about $700 million in new federal aid for costs of illegal immigrants (with about $540 million to be received during 1996-1997).

Expenditures. The 1996-1997 Budget Act included General Fund appropriations of about $47.2 billion, a 4% increase over the final estimated 1995-1996 expenditures. Special Fund expenditures were budgeted at $12.6 billion.

                               1997-98 FISCAL YEAR

Revenues. The 1997-1998 Budget Act anticipates General Fund revenues and transfers of $52.5 billion (a 6.8 percent increase over the final 1996-1997 levels) and Special Fund revenues of $14.0 billion. Following enactment of the Budget Act, the State implemented its annual cash flow borrowing program, issuing $3 billion of notes, which mature on June 30, 1998.

Expenditures. The 1997-1998 Budget includes General Fund expenditures of $52.8 billion (an 8.0 percent increase from the 1996-1997 levels). Special Fund expenditures of $14.4 billion, and $2.1 billion of expenditures from various Bond Funds. On a budgetary basis, the budget reserve is projected to decrease from $408 million at June 30, 1997 to $112 million at June 30, 1998. The 1997-98 Budget Act increases funding for K-14 education, reflects a $1.235 billion pension case judgment payment, increases funding for the University of California and California State University and continues most other State programs at 1996-1997 levels. Unlike prior years, this Budget Act does not depend on uncertain federal budget actions.

Subsequent to the adoption and signature of the Budget Act, the Governor and Legislature reached certain agreements related to State expenditures and taxes, including, on an annual basis, support for a $931 million tax cut (by full implementation in the 1999-2000 fiscal year) aimed primarily at middle income families but also including businesses, and for $480 million to provide health insurance for uninsured children, $450 million to pay for county courts, $300 million for pay raises for state employees, and $52 million tuition cuts for California public universities and community colleges. These agreements mostly will affect budgets in future fiscal years and their impact on the State's budget and the State's support for local government is uncertain.

The foregoing discussion of the 1995-1996, 1996-1997 and 1997-1998 Budgets is based upon the Budget Acts for these years, and should not be construed as a statement of fact. The assumptions used to construct a budget, which include estimates and projections of revenues and expenditures, may be affected by numerous factors, including future economic conditions in the State and the Nation. There can be no assurances that any estimates will be achieved.

ISSUES AFFECTING LOCAL GOVERNMENTS AND SPECIAL DISTRICTS IN CALIFORNIA.

Proposition 13. Certain California Municipal Securities may be obligations of issuers that rely in whole or in part on ad valorem real property taxes as a source of revenue. In 1978, California voters approved Proposition 13, which limits ad valorem taxes on real property and restricts the ability of taxing entities to increase property tax and other tax revenues.

With certain exceptions, the maximum ad valorem tax on real property is limited to 1% of the full cash value to be collected by the counties and apportioned according to law. One exception is for debt service on bonded indebtedness if such is approved by two-thirds of the votes cast by voters voting on the proposition. The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by substantial damage, destruction or other factors, or adjusted when there is a "change in ownership" or "new construction."

Proposition 62. This initiative, approved by voters in 1986, placed further restrictions on the ability of local governments to raise taxes and allocate approved tax revenues. Although some of the California Courts of Appeal held that parts of Proposition 62 were unconstitutional, the California Supreme Court recently issued a decision that upheld Proposition 62's requirement that special taxes be approved by a two-thirds vote of the voters voting in an election on the issue. This recent decision may invalidate other taxes that have been imposed by local governments in California and make it more difficult for local governments to raise taxes.

Propositions 98 and 111. These initiatives changed the State appropriations limit and State funding of public education below the university level by guaranteeing K-14 schools a minimum share of General Fund revenues. The initiatives require that the State establish a prudent state reserve fund for public education.

Proposition 218. Passed in November 1996, this initiative places additional limitations on the ability of California local governments to increase or impose general taxes, special assessments, and many fees by requiring voter approval of such items. General taxes and many assessments and fees that were passed without public approval after 1994 and before November 6, 1996 must now be approved by voters by either July 1, 1997 or November 6, 1998 to continue in effect.

Appropriations Limit. Local governmental entities are also subject to annual appropriations limits. If a local government's revenues in any year exceed the amount permitted to be spent, the excess must be returned to the public through a revision of tax rates or fee schedules over the following two years.

Conclusion. The effect of these constitutional and statutory changes and of budget developments on the ability of California issuers to pay interest and principal on their obligations remains unclear, and may depend on whether a particular bond is a general obligation or limited obligation bond (limited obligation bonds are generally less affected). There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County filed for bankruptcy. The California Municipal Bond Funds' concentration in California Municipal Securities provides a greater level of risk than a fund that is diversified across numerous states and municipal entities.

ADDITIONAL RISK FACTORS FOR CALIFORNIA MUNICIPAL SECURITIES.

Mortgages and Deeds of Trust. The California Municipal Bond Funds may invest in issues which are secured in whole or in part by mortgages or deeds of trust on real property. California law limits the remedies of a creditor secured by a mortgage or deed of trust, which may result in delays in the flow of revenues to an issuer.

Lease Financings. Some local governments and districts finance certain activities through lease arrangements. It is uncertain whether such lease financings are debt that require voter approval.

Seismic Risk. It is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck Los Angeles, causing significant damage to structures and facilities in a four county area. The possibility exists that another such earthquake could create a major dislocation of the California economy.

                             INVESTMENT RESTRICTIONS

         Except as otherwise noted, the restrictions below are fundamental and cannot be changed without approval of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund to which they apply.

EACH FUND MAY NOT:

         1) As to 75% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer, except that, with respect to the California Long-Term Tax-Free Fund, provided that no more than 25% of the Fund's total assets would be invested in the securities of a single issuer, up to 50% of the Fund's total assets may be invested without regard to this 5% limitation; and, provided further, that, with respect to the California Short/Intermediate Tax-Free Fund, Long-Term Tax-Free Fund and Short-Intermediate Tax-Free Fund, and as a matter of non-fundamental policy that may be changed by the Board of Trustees, so long as no more than 25% of the Fund's total assets would be invested in the securities of a single issuer, up to 50% of the Fund's total assets may be invested without regard to the 5% limitation set forth above.

         2) Purchase securities (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry. Securities issued by governments or political subdivisions or authorities of governments are not considered to be securities subject to this industry concentration restriction.

         3) Invest more than 10% of the total value of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

         4) Purchase or retain securities of an issuer if any of the officers, trustees or directors of the Trust or the Investment Manager individually own beneficially more than 1/2 of 1% of the securities of such issuer and together beneficially own more than 5% of the securities of such issuer.

         5) Purchase or sell commodities or real estate, including interests in real estate limited partnerships, provided that each Fund may (i) purchase securities of companies that deal in real estate or interests therein, and (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts.

         6) Invest for the purpose of exercising control or management of another issuer.

         7) Purchase securities of other investment companies, except as permitted by the 1940 Act.

         8) Lend money to any person, except that each Fund may (i) purchase a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) that are publicly distributed or customarily purchased by institutional investors, and (ii) lend its portfolio securities.

         9) Borrow money except from banks as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not to exceed one-third of the value of its total assets (including the amount borrowed), provided that the Fund will not purchase securities while borrowings represent more than 5% of its total assets.

         10) Pledge, mortgage or hypothecate any of its assets except that to secure allowable borrowings, each Fund may do so with respect to no more than 10% of its net assets.

         11) Underwrite securities issued by others except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

The following restrictions are non-fundamental and may be changed by the Board of Trustees.

EACH FUND MAY NOT:

         1) Purchase more than 10% of any class of securities of any issuer if, as a result of such purchase, it would own more than 10% of such issuer's outstanding voting securities.


         2) Invest more than 5% of its total assets in securities of issuers (other than obligations of, or guaranteed by the U.S. Government, its agencies or instrumentalities) that with their predecessors have a record of less than three years continuous operation.



         3) Purchase securities that would cause more than 5% of its net assets to be invested in restricted securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid under procedures adopted by the Trust's Board of Trustees based upon the trading markets for the securities.



         4) Invest more than 5% of its net assets in warrants, valued at the lower of cost or market, and no more than 40% of this 5% may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange, provided, however, that for purposes of this restriction, warrants acquired by a Fund in units or attached to other securities are deemed to be without value.


         5) Purchase puts, calls, straddles, spreads or any combination thereof if by reason of such purchase the value of its aggregate investment in such securities would exceed 5% of the Fund's total assets.

         6) Make short sales, except for short sales against the box.

         7) Purchase or sell interests in oil, gas or other mineral development programs or leases, although it may invest in companies that own or invest in such interests or leases.

         8) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.

         9) Purchase securities the income of which is subject to federal alternative minimum tax if, by reason of such purchase, the total income earned by such securities would exceed 20% of all income earned by the Fund.

         10) Purchase an unrated security, if, as a result, more than 20% of its net assets would be invested in unrated securities.


         11) Invest more than 25% of its total assets in when-issued and delayed-delivery securities, or purchase such securities for speculative purposes.



         12) Each Fund will normally invest at least 65% of its total assets in securities deemed by the Investment Manager to be bonds.



Note that with respect to nonfundamental restriction (3), each Fund does not currently intend to invest more than 5% of its total assets in restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid under procedures adopted by the Trust's Board of Trustees based upon the trading markets for the securities.

                                              MANAGEMENT OF THE TRUST

OFFICERS AND TRUSTEES. The Officers and Trustees of the Trust, their principal occupations over the past five years and their affiliations, if any, with The Charles Schwab Corporation, Schwab and Charles Schwab Investment Management, Inc., the Investment Manager, are as follows:


                              POSITION WITH
NAME/DATE OF BIRTH        THE TRUST                 PRINCIPAL OCCUPATION
------------------        -------------             --------------------
CHARLES R. SCHWAB*        Chairman and Trustee      Chairman, Chief Executive Officer and Director,
July 29, 1937                                       The Charles Schwab Corporation; Chairman, Chief
                                                    Executive Officer and Director, Charles Schwab
                                                    Holdings, Inc.; Chairman and Director, Charles
                                                    Schwab & Co., Inc, Charles Schwab Investment
                                                    Management, Inc., The Charles Schwab Trust
                                                    Company, and Schwab Retirement Plan Services,
                                                    Inc.; Chairman and Director (current board
                                                    positions), and Chairman (officer position)
                                                    until December 1995, Mayer & Schweitzer, Inc. (a
                                                    securities brokerage subsidiary of The Charles
                                                    Schwab Corporation);Director, The Gap, Inc. (a
                                                    clothing retailer), Transamerica Corporation (a
                                                    financial services organization), AirTouch
                                                    Communications (a telecommunications company)
                                                    and Siebel Systems (a software company).

TOM  D. SEIP                                        Executive Vice President,  The Charles Schwab
February 15, 1950                                   Corporation; Enterprise President -
                                                    International and Mutual Funds, Charles
                                                    Schwab & Co., Inc.; Chief Executive Officer,
                                                    Charles Schwab Investment Management, Inc.

DONALD F. DORWARD         Trustee                   Executive Vice President and Managing Director,
September 23, 1931                                  Grey Advertising.  From 1990 to 1996, Mr.
                                                    Dorward was President and Chief Executive
                                                    Officer, Dorward & Associates.  Dorward &
                                                    Associates is an advertising and
                                                    marketing/consulting firm.

ROBERT G. HOLMES          Trustee                   Chairman, Chief Executive Officer and Director,
May 15, 1931                                        Semloh Financial, Inc.  Semloh Financial is an
                                                    international financial services and investment
                                                    advisory firm.

DONALD R. STEPHENS        Trustee                   Managing Partner, D.R. Stephens & Co.
June 28, 1938                                       (investment banking).  Prior to 1995, Mr.
                                                    Stephens was Chairman and Chief Executive
                                                    Officer of North American Trust (a real estate
                                                    investment trust). Prior to 1992, Mr. Stephens
                                                    was Chairman and Chief Executive Officer of
                                                    the Bank of San Francisco.

MICHAEL W. WILSEY         Trustee                   Chairman, Chief Executive Officer and Director,
August 18, 1943                                     Wilsey Bennett, Inc. (truck and air
                                                    transportation, real estate investment and
                                                    management, and investments).

TAI-CHIN TUNG             Treasurer and Principal   Vice President - Finance, Charles Schwab & Co.,
March 7, 1951             Financial Officer         Inc.; Controller, Charles Schwab Investment
                                                    Management, Inc.  From 1994 to 1996, Ms. Tung
                                                    was Controller for Robertson Stephens Investment
                                                    Management, Inc.  From 1993 to 1994, she was
                                                    Vice President of Fund Accounting, Capital
                                                    Research and Management Co.  Prior to 1993, Ms.
                                                    Tung was Senior Vice President of the Sierra
                                                    Funds and Chief Operating Officer of Great
                                                    Western Financial Securities.

WILLIAM J. KLIPP*         Executive Vice            Executive Vice President, SchwabFunds(R),
December 9, 1955          President, Chief          Charles Schwab & Co., Inc.; President and Chief
                          Operating Officer and     Operating Officer, Charles Schwab Investment
                          Trustee                   Management, Inc. Prior to 1993, Mr. Klipp was
                                                    Treasurer of Charles Schwab & Co., Inc. and
                                                    Mayer & Schweitzer, Inc.

STEPHEN B. WARD           Senior Vice President     Senior Vice President and Chief Investment
April 5, 1955             and Chief Investment      Officer, Charles Schwab Investment Management,
                          Officer                   Inc.


* This Trustee is an "interested person" of the Trust.

FRANCES COLE              Secretary                 Vice President, Chief Counsel, Chief Compliance
September 9, 1955                                   Officer and Assistant Corporate Secretary,
                                                    Charles Schwab Investment Management, Inc.

DAVID H. LUI              Assistant Secretary       Vice President and Senior Counsel, Charles
October 14, 1960                                    Schwab Investment Management, Inc.  From 1991 to
                                                    1992, he was Assistant Secretary for the
                                                    Franklin Group of Mutual Funds and Assistant
                                                    Corporate Counsel for Franklin Resources, Inc.

KAREN L. SEAMAN           Assistant Secretary       Corporate Counsel, Charles Schwab Investment
February 27, 1968                                   Management, Inc.  From October 1994 to July
                                                    1996, she was an Attorney for Franklin
                                                    Resources, Inc.  Prior to 1994, Ms. Seaman was
                                                    an Attorney for The Benham Group.

MATTHEW O'TOOLE           Assistant Secretary       Corporate Counsel, Charles Schwab Investment
September 26, 1964                                  Management, Inc.  From November 1995 to April
                                                    1997, Mr. O'Toole was Assistant General Counsel
                                                    for Chancellor LGT Asset Management, Inc.  Prior
                                                    there to, Mr. O'Toole was Senior Counsel at the
                                                    U.S. Securities and Exchange Commission in
                                                    Washington, D.C.

AMY L. MAUK               Assistant Secretary       Corporate Counsel, Charles Schwab Investment
January 5, 1969                                     Management, Inc.  From April 1995 to March 1997,
                                                    she was a Legal Product Manager for Fidelity
                                                    Investments.




Each of the above-referenced Officers and/or Trustees also serves in the same capacity as described for the Trust for The Charles Schwab Family of Funds, Schwab Capital Trust and Schwab Annuity Portfolios. The address of each individual listed above is 101 Montgomery Street, San Francisco, California 94104.

                                 COMPENSATION TABLE(1)

                                                   Pension or              Estimated Annual
                                                   Retirement Benefits     Benefits upon         Total
                             Aggregate             Accrued as Part of      Retirement from       Compensation
Name of Person,              Compensation from     Fund Expenses from the  the Fund              from the Fund
Position                     the Trust             Fund Complex(2)         Complex(2)            Complex(2)
--------------               -----------------     ----------------------  -----------------     -------------
Charles R. Schwab,                    0                    N/A                   N/A                       0
Chairman and Trustee

Timothy F. McCarthy,                  0                    N/A                   N/A                       0
President and Trustee

William J. Klipp,                     0                    N/A                   N/A                       0
Executive Vice President,
Chief Operating Officer
and Trustee

Donald F. Dorward,
Trustee                         $18,800                    N/A                   N/A                 $92,000

Robert G. Holmes,               $18,800                    N/A                   N/A                 $92,000
Trustee

Donald R. Stephens,             $18,800                    N/A                   N/A                 $92,000
Trustee

Michael W. Wilsey,              $18,800                    N/A                   N/A                 $92,000
Trustee


1.   Figures are as of August 31, 1997.

2. Fund Complex comprises all 30 funds in the Trust, The Charles Schwab Family of Funds, Schwab Capital Trust and Schwab Annuity Portfolios.

                       TRUSTEE DEFERRED COMPENSATION PLAN

Pursuant to exemptive relief received by the Trust from the Securities and Exchange Commission (the "SEC"), the Trust may enter into deferred fee arrangements (the "Fee Deferral Plan" or the "Plan") with the Trust's Trustees who are not "interested persons" of any of the Funds of the Trust (the "Independent Trustees" or the "Trustees").

As of the date of this SAI, none of the Independent Trustees has elected to participate in the Fee Deferral Plan. In the event an Independent Trustee does elect to participate in the Plan, the Plan would operate as described below.

Under the Plan, deferred Trustee's fees will be credited to a book reserve account established by the Trust (the "Deferred Fee Account") as of the date such fees would have been paid to such Trustee. The value of the Deferred Fee Account as of any date will be equal to the value the Account would have had as of that date if the amounts credited to the Account had been invested and reinvested in the securities of the SchwabFund or SchwabFunds(R) selected by the participating Trustee (the "Selected SchwabFund Securities"). SchwabFunds include the series or classes of beneficial interest of the Trust, The Charles Schwab Family of Funds and Schwab Capital Trust.

Pursuant to the exemptive relief granted to the Trust, each Fund will purchase and maintain the Selected SchwabFund Securities in an amount equal to the deemed investments in that Fund of the Deferred Fee Accounts of the Independent Trustees. The exemptive relief granted to the Trust permits the Funds and the Trustees to purchase the Selected SchwabFund Securities, which transactions would otherwise be limited or prohibited by the investment policies and/or restrictions of the Funds. See "Investment Restrictions."

                               INVESTMENT MANAGER


The Investment Manager, a wholly owned subsidiary of The Charles Schwab Corporation, serves as the Funds' investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (the "Advisory Agreement") between it and the Trust. The Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and currently provides investment management services to the SchwabFunds Family(R), a family of 30 mutual funds with over $53 billion in net assets as of October 31, 1997. The Investment Manager is an affiliate of Schwab, the Trust's distributor; the shareholder services agent; and the transfer agent.


The Advisory Agreement will continue in effect until May 20, 1998, with respect to each Fund, and thereafter will continue for one year terms subject to annual approval by: (1) the Trust's Board of Trustees or (2) a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of a Fund. In either event, the continuance must also be approved by a majority of the Trust's Board of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the outstanding shares of a Fund, and will terminate automatically upon assignment.


The Advisory Agreement entitles the Investment Manager to receive an annual fee, payable monthly from each Fund of 0.41% of each Fund's average daily net assets. The Investment Manager and Schwab have voluntarily agreed to guarantee at least through October 31, 1998 that total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 0.49% of each Fund's average net assets.



For the fiscal years ended August 31, 1995, 1996 and 1997, the investment advisory fees incurred by the Long-Term Tax-Free Fund were $89,000 (fees were reduced by $80,000), $102,000 (fees were reduced by $75,000) and $38,000 (fees were reduced by $141,000), respectively.

For the fiscal years ended August 31, 1995, 1996 and 1997, the investment advisory fees incurred by the Short/Intermediate Tax-Free Fund were $97,000 (fees were reduced by $130,000), $131,000 (fees were reduced by $85,000) and $81,000 (fees were reduced by $137,000), respectively.



For the fiscal years ended August 31, 1995, 1996 and 1997, the investment advisory fees incurred by the California Long-Term Tax-Free Fund were $245,000 (fees were reduced by $130,000), $297,000 (fees were reduced by $104,000) and $238,000 (fees were reduced by $222,000), respectively.



For the fiscal years ended August 31, 1995, 1996 and 1997, the investment advisory fees incurred by the California Short/Intermediate Tax-Free Fund were $77,000 (fees were reduced by $94,000), $118,000 (fees were reduced by $57,000) and $99,000 (fees were reduced by $110,000), respectively.





From time to time, each Fund may compare its total operating expense ratio to the total operating expense ratio of other mutual funds or mutual fund averages with similar investment objectives as reported by Lipper Analytical Service, Inc., Morningstar, Inc. or other independent sources of such information ("independent sources").

                                   DISTRIBUTOR

Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of the Trust and is the Trust's agent for the purpose of the continuous offering of the Funds' shares. Each Fund pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplementary sales literature and advertising. Schwab receives no fee under the Distribution Agreement. Terms of continuation, termination and assignment under the Distribution Agreement are identical to those described above with respect to the Advisory Agreement.

                          CUSTODIAN AND FUND ACCOUNTANT

PNC Bank, National Association, at the Airport Business Center, 200 Stevens Drive, Suite 440, Lester, Pennsylvania 19113, serves as Custodian for the Trust.

PFPC, Inc., at 103 Bellevue Parkway Wilmington, Delaware 19809, serves as Fund Accountant for the Trust.

                       PORTFOLIO TRANSACTIONS AND TURNOVER

                             PORTFOLIO TRANSACTIONS


Brokerage Commissions. The Funds paid no brokerage commissions during the Fund's last three fiscal years.


                               PORTFOLIO TURNOVER

A Fund's portfolio turnover rate will vary from year to year depending on market conditions and purchase and redemption patterns of a Fund's shareholders. A turnover rate of 100% means that all portfolio securities (aside from short-term securities) were sold and replaced once during a period of one year. Typically, funds with high turnover (like 100% or more) tend to generate higher capital gains and transaction costs, such as brokerage commissions.

From time to time, each Fund may compare its portfolio turnover rate with that of other mutual funds as reported by independent sources.

The portfolio turnover rates for the Long-Term Tax-Free Fund for the fiscal years ended August 31, 1996 and 1997 were 50% and 61%, respectively. The portfolio turnover rates for the Short/Intermediate Tax-Free Fund for the fiscal years ended August 31, 1996 and 1997 were 44% and 20%, respectively.



The portfolio turnover rates for the California Long-Term Tax-Free Fund for the fiscal years ended August 31, 1996 and 1997 were 36% and 35%, respectively. The portfolio turnover rates for the California Short/Intermediate Tax-Free Fund for the fiscal years ended August 31, 1996 and 1997 were 20% and 23%, respectively.


                                      TAXES

                               FEDERAL INCOME TAX

Each Fund intends to qualify for taxation as a "regulated investment company" by meeting the requirements of Subchapter M of the Code. By following this policy, each Fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject.

In order to qualify as a regulated investment company, each Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stocks, securities or currencies; (2) for taxable years beginning on or before August 5, 1997, derive less than 30% of its gross income from gains from the sale or other disposition of certain assets (including stocks and securities) held for less than three months; and (3) diversify its holdings so that at the end of each quarter of its taxable year
(i) at least 50% of the market value of the Fund's total assets is represented by cash or cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of any other regulated investment company) or of two or more issuers that the Fund controls, within the meaning of the Code, and that are engaged in the same, similar or related trades or businesses.

These requirements may restrict the degree to which a Fund may engage in certain hedging transactions and may limit the range of a Fund's investments. If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, which it distributes to shareholders, provided that the Fund meets certain minimum distribution requirements. To comply with these requirements, a Fund must distribute at least (a) 90% of its "investment company taxable income" (as that term is defined in the Code) and (b) 90% of the excess of its (i) tax-exempt interest income over (ii) certain deductions attributable to that income (with certain exceptions), for its taxable year. Each Fund intends to make sufficient distributions to shareholders to meet these requirements.

The Code imposes a non-deductible excise tax on regulated investment companies that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. For the foregoing purposes, a Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. If the distributions during a calendar year are less than the required amount, the Fund is subject to a non-deductible excise tax equal to 4% of the deficiency.

Any dividends declared by the Funds in October, November or December to shareholders of record during those months and paid during the following January are treated, for tax purposes, as if they were received by each shareholder on December 31 of the year declared. A Fund may adjust its schedule for the reinvestment of distributions for the month of December to assist in complying with the reporting and minimum distribution requirements of the Code.

A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; or (3) fails to provide a certified statement that he or she is not subject to "backup withholding." This "backup withholding" is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

A Fund's transactions in futures contracts and options and certain other investment and hedging activities are subject to special tax rules. In a given case, these rules may accelerate income to a Fund, defer its losses, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. Income earned as a result of these transactions would, in general, not be eligible for the corporate dividends received deduction when distributed to corporate shareholders. The Funds will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the Funds and their shareholders.

The foregoing discussion relates only to federal income tax law as applicable to U.S. citizens or residents. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the Funds are generally not subject to U.S. taxation, unless the recipient is an individual who meets the Code's definition of "resident alien." Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Distributions by a Fund may also be subject to state, local and foreign taxes, and their treatment under applicable tax laws may differ from the federal income tax treatment.


The Code permits a regulated investment company that invests at least 50% of its assets at the close of each quarter in Municipal Securities to pass through to its investors, on a tax-exempt basis, net Municipal Securities interest income. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by a Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders after the close of such Fund's taxable year, but not to exceed in the aggregate the net Municipal Securities interest income received by each such Fund during the taxable year. The percentage of the total dividends paid during any taxable year that is designated as exempt-interest dividends will be uniform throughout such year for all shareholders receiving dividends from each Fund during such year, and may differ from the percentage of exempt income actually received by a Fund during the period for which the shares were held. If for any taxable year a Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders) when distributed, and Municipal Securities interest income, although not taxed to the Funds, would be taxable to shareholders. To the extent dividends paid to shareholders are derived from taxable interest or short-term or long-term capital gains, such dividends will be subject to federal income tax whether such dividends are paid in the form of cash or additional shares.


A shareholder should consult his or her own tax adviser with respect to whether exempt-interest dividends would be excludable from gross income if the shareholder were treated as a "substantial user" of facilities financed by an obligation held by either Fund or a "related person" to such user under the Code. Any loss on the sale or exchange of any share held for six months or less will be disallowed to the extent of the amount of the exempt-interest dividend received with respect to such share. The U.S. Treasury Department is authorized to issue regulations reducing the period to not less than 31 days for certain regulated investment companies. No such regulations have been issued as of the date of this SAI.

All or part of interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Fund will not be deductible by the shareholder. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness multiplied by the percentage of that Fund's total distributions (excluding distributions of the excess of net long-term capital gains over net short-term capital losses) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of the shares.

The discussion of federal income taxation presented above summarizes only some of the important federal tax considerations generally affecting purchasers of Fund shares. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund and its shareholders, and the discussion is not intended as a substitute for careful tax planning. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisers regarding the consequences of investing in a Fund.

                            STATE OF CALIFORNIA TAXES


With respect to the California Long-Term Tax-Free Fund and the California Short/Intermediate Tax-Free Fund (the California Tax-Free Funds), if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a Fund consists of obligations the interest on which, if held by an individual, would be exempt from California personal income taxation under the laws of California ("California Exempt Obligations"), then the Fund will be qualified to pay dividends exempt from State of California personal income tax to its non-corporate shareholders (hereinafter referred to as "California exempt-interest dividends"). The California Tax-Free Funds intend to qualify under the above requirement so that they can pay California exempt-interest dividends. If a California Tax-Free Fund fails to so qualify, none of its dividends will be exempt from State of California personal income tax.


Not later than 60 days after the close of its taxable year, each California Tax-Free Fund will notify each shareholder of the portion of the dividends paid by it to the shareholder with respect to such taxable year which is a California exempt-interest dividend. The total amount of California exempt-interest dividends paid by a California Tax-Free Fund to all of its shareholders with respect to any taxable year cannot exceed the amount of interest received by the Fund during such year on California Exempt Obligations, less any expenses or expenditures (including any expenditures attributable to the acquisition of additional securities for the California Tax-Free Funds) that are deemed to have been paid from such interest. Dividends paid by the California Tax-Free Funds in excess of this limitation will be subject to State of California personal income tax. For purposes of this limitation, expenses or other expenditures paid during any year generally will be deemed to have been paid with funds attributable to interest received by the Fund from California Exempt Obligations for such year in the same ratio as such interest from California Exempt Obligations for such year bears to the total gross income earned by the Fund for the year. The effect of this accounting convention is that amounts of interest from California Exempt Obligations received by the California Tax-Free Funds that would otherwise be available for distribution as California exempt-interest dividends will be proportionately reduced by the expenses and expenditures deemed to have been paid from such amounts.

To the extent, if any, dividends paid to shareholders are derived from long-term and short-term capital gains, such dividends will not constitute California exempt-interest dividends. Rules similar to those regarding the treatment of such dividends for federal income tax purposes are also applicable for State of California personal income tax purposes. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry shares of a California Tax-Free Fund is not deductible for State of California personal income tax purposes if the Fund distributes California exempt-interest dividends to the shareholder during his or her taxable year.

The foregoing is a summary of only some of the important State of California personal income tax considerations generally affecting the California Tax-Free Funds and their shareholders. No attempt is made to present a detailed explanation of the State of California personal income tax treatment of the California Tax-Free Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portions of the California Tax-Free Funds' dividends constituting California exempt-interest dividends are excludable from income for State of California personal income tax purposes only. Any dividends paid to shareholders of the California Tax-Free Funds subject to State of California franchise or corporate income tax will be taxed as ordinary dividends to such shareholders, notwithstanding that all or a portion of such dividends are exempt from State of California personal income tax. Accordingly, potential investors in the California Tax-Free Funds, including, in particular, corporate investors that may be subject to California franchise or corporate income tax, should consult their tax advisers with respect to the application of such tax to the receipt of the California Tax-Free Funds' dividends and as to their own State of California tax situation, in general.

                             SHARE PRICE CALCULATION


Each Fund's net asset value per share (NAV) is determined each day the New York Stock Exchange (NYSE) is open for trading as of the close of the NYSE, generally 4:00 p.m. Eastern time. Currently, the NYSE is closed on the following holidays in 1998: New Year's Day, Dr. Martin Luther King Jr.'s Birthday (observed), Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



On any day that the NYSE or principal government securities markets close early, such as days in advance of holidays, the Funds reserve the right to advance the time by which purchase, redemption and exchange orders must be received on that day. Shares purchased begin to earn dividends on the next business day with the following exceptions: Columbus Day and Veterans Day.


The Funds value their portfolio securities daily based on their fair value. Investments in mutual funds are valued at their respective net asset values, as determined by those Funds. Securities traded on stock exchanges are valued at the last quoted sales price on the exchange on which such securities are primarily traded, or, lacking any sales, at the mean between the bid and ask prices. Securities traded in the over-the-counter market are valued at the last sales price that day, or if no sales that day, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Foreign securities for which the closing values are not readily available are valued at fair value as determined in good faith pursuant to the Board of Trustees guidelines. Securities for which market quotations are not readily available (including restricted securities that are subject to limitations on their sale) are valued at fair value as determined in good faith pursuant to the Trust's Board of Trustees guidelines. Securities may be valued on the basis of prices provided by pricing services when such prices are believed to reflect fair market value.

From time to time, each Fund may report its NAV over a specified period. Each Fund's NAV, for the periods set forth, may be compared to NAVs of other mutual funds with similar investment objectives as reported by independent sources.

                             TOTAL RETURN AND YIELD

                            STANDARDIZED TOTAL RETURN

Average annual total return for a period is determined by calculating the actual dollar amount of investment return on a $1,000 investment in a Fund made at the beginning of the period, then calculating the average annual compounded rate of return that would produce the same investment return on the $1,000 over the same period. In computing average annual total return, a Fund assumes the reinvestment of all distributions at net asset value on applicable reinvestment dates.


                                                                                         Average annual total
                                          Average annual                                     return from
                                        total return for 1   Average annual total          commencement of
                                           year ended         return for 5 years         operations to August 31,
                                          August 31, 1997    ended August 31, 1997               1997*
                                        ------------------   ---------------------       -----------------------
Long-Term Tax-Free Fund                       9.36%                   N/A                        6.58%
Short/Intermediate Tax-Free Fund              5.40%                   N/A                        4.39%
California Short/Intermediate                 5.54%                   N/A                        4.50%
Tax-Free Fund
California Long-Term Tax-Free Fund            9.95%                  6.90%                       7.69%


* April 21, 1993 for Short/Intermediate Tax-Free Fund and California Short/Intermediate Tax-Free Fund, February 24, 1992 for California Long Term Tax-Free Fund and September 11, 1992 for Long Term Tax-Free Fund.


                          NONSTANDARDIZED TOTAL RETURN

Nonstandardized total return for a Fund differs from standardized total return in that it relates to periods other than the period for standardized total return and/or that it represents aggregate (rather than average) total return.

A Fund may also advertise its cumulative total return since inception. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from inception to the date specified.

                                      YIELD

A Fund's yield refers to the net investment income generated by a hypothetical investment in the Fund over a specific 30-day period. This net investment income is then annualized, which means that the net investment income generated during the 30-day period is assumed to be generated in each 30-day period over an annual period, and is shown as a percentage of the investment.


Fund                                                                   30-day period ended August 31, 1997
----                                                                   ----------------------------------
Long-Term Tax-Free Fund                                                                   5.00%
Short/Intermediate Tax-Free Fund                                                          3.89%
California Long-Term Tax-Free Fund                                                        5.01%
California Short/Intermediate Tax-Free Fund                                               4.00%

                                 EFFECTIVE YIELD

A Fund's effective yield is calculated similarly, but the net investment income earned by the investment is assumed to be compounded monthly when annualized. The effective yield will be slightly higher than the yield due to this compounding effect.

             TAX EQUIVALENT YIELD AND TAX EQUIVALENT EFFECTIVE YIELD


The tax equivalent yield of the Funds is calculated by dividing that portion of the applicable Fund's yield (computed as described above) that is tax-exempt by an amount equal to one minus the applicable effective tax rate, and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt. For the Tax-Free Funds, the maximum federal marginal rate of 39.6% is normally used; for the California Tax-Free Funds, a combined rate of the maximum federal marginal rate of 39.6% and the California marginal rate of 9.3% is normally used.


Tax equivalent effective yields are computed in the same manner as tax equivalent yields, except that effective yield is substituted for yield in the calculation. In calculating tax equivalent yields and effective yields the California Tax-Free Funds generally assume an effective tax rate (combining the federal 39.6% rate and the California 9.3% rate, and assuming the taxpayer deducts California state taxes paid) of 45.22%. The effective tax rates used in determining such yields do not reflect the tax costs resulting from the full or partial loss of the benefits of personal exemptions, itemized deductions and California exemption credits that may result from the receipt of additional taxable income by single taxpayers or married taxpayers filing jointly with adjusted gross incomes exceeding certain levels, $121,000 ($60,000 for married filing separate returns) in 1997. Actual tax equivalent yields and tax equivalent effective yields may be higher for taxpayers subject to the loss of these benefits than the rates reported by the Funds.


                                                                 Taxable equivalent yield for
                                                                 30-day period
Fund                                                             ended August 31, 1997
----                                                             ----------------------------
Long-Term Tax-Free Fund                                                      8.28%
Short/Intermediate Tax-Free Fund                                             6.44%
California Long-Term Tax-Free Fund                                           9.14%
California Short/Intermediate Tax-Free Fund                                  7.31%


                         TAX-EXEMPT VERSUS TAXABLE YIELD

Investors may want to determine which investment, tax-exempt or taxable, will provide a higher after-tax return. To determine the tax equivalent yield, or tax equivalent effective yield, simply divide the yield or effective yield of the Funds by 1 minus your marginal federal tax rate (or combined state and federal tax rate in the case of the California Tax-Free Funds). Note, however, that as discussed above, full or partial loss by certain investors of the described federal tax benefits could cause the resulting figure to understate the after-tax return produced by the Fund in question.

From time to time, each Fund may report on the dividends paid to shareholders over a specified period of time.

                               GENERAL INFORMATION


Schwab Investments (the Trust) was organized as a Massachusetts business trust on October 26, 1990, and may issue an unlimited number of shares of beneficial interest in one or more investment portfolios (Series or Funds). Currently, shares of seven Funds are offered: Long-Term Tax-Free Fund, California Long-Term Tax-Free Fund,

Short/Intermediate Tax-Free Fund, California Short/Intermediate Tax-Free Fund, Schwab Total Bond Market Index Fund (formerly Schwab Long-Term Government Bond
Fund), Schwab Short-Term Bond Market Index Fund (formerly Schwab Short/Intermediate Government Bond Fund) and Schwab 1000 Fund(R). The Board of Trustees may authorize the issuance of shares of additional Funds. There is a remote possibility that one fund might become liable for a misstatement in the prospectus or SAI about another fund. Shares within each Fund have equal, noncumulative voting rights and equal rights as to dividends, assets and liquidation of such Fund. Shareholders vote by Series and not in the aggregate, except when aggregate voting is permitted under the 1940 Act.


The Trust generally is not required to hold shareholder meetings. However, as provided in its Agreement and Declaration of Trust and Bylaws, shareholder meetings will be held in connection with the following matters: (1) removal of Trustees if a meeting is requested in writing by a shareholder or shareholders who beneficially own(s) 10% or more of the Trust's shares; (2) adoption of any contract for which shareholder approval is required by the 1940 Act; (3) any termination of the Trust to the extent and as provided in the Declaration of Trust; (4) any amendment of the Declaration of Trust (other than amendments changing the name of the Trust or any of its investment portfolios, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (5) determining whether a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and
(6) such additional matters as may be required by law, the Declaration of Trust, the Bylaws or any registration of the Trust with the SEC or any state or as the Board of Trustees may consider desirable. The shareholders also would vote upon changes to a Fund's fundamental investment objective, policies or restrictions.


Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of his or her successor or until death, resignation, retirement or removal by a majority vote of the shares entitled to vote (as described below) or of a majority of the Trustees. A Trustee may be removed by shareholders owning at least 10% of the outstanding shares of the Trust. In accordance with the 1940 Act, (i) the Trust will hold a shareholder meeting for the election of Trustees when less than a majority of the Trustees have been elected by shareholders and
(ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustee have been elected by the shareholders, that vacancy will be filled by a vote of the shareholders.


Upon the written request of 10 or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the Trust's outstanding shares stating that they wish to communicate with the other shareholders for the purpose of obtaining signatures necessary to demand a meeting to consider removal of one or more Trustees, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Bylaws provide that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum, unless otherwise provided by the 1940 Act or other applicable law. Thus, even if less than a majority of shareholders were represented, a meeting of the Trust's shareholders could occur. Attending shareholders would in such case be permitted to take action not requiring the vote of more than a majority of a quorum. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of the Trust, and certain amendments of the Declaration of Trust, could not be decided at such a meeting; nor could matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the Trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the Trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder. Moreover, the Trust will be covered by insurance, which the Trustees consider adequate to cover foreseeable tort claims.

Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.

                         PRINCIPAL HOLDERS OF SECURITIES


         As of December 1, 1997, no person owns of record, directly or beneficially, 5% or more of Schwab Short/Intermediate Tax-Free Bond Fund's, Schwab Long-Term Tax-Free Bond Fund's, Schwab California Short/Intermediate Tax-Free Bond Fund's and Schwab California Long-Term Tax-Free Bond Fund's shares.




         In addition, as of December 1, 1997, the officers and trustees of the Trust, as a group, owned less than 1% of each Fund's outstanding voting securities.


                        PURCHASE AND REDEMPTION OF SHARES

Each Fund and class has set minimum initial and subsequent investment requirements, as disclosed in their Prospectuses. These minimum investment requirements may be changed at any time and are not applicable to certain types of investors. The Trust may waive the minimums for purchases by Trustees, Directors, officers or employees of the Trust, Schwab or the Investment Manager.

The Trust has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of the stated limits may be paid, in whole or in part, in investment securities or in cash, as the Trust's Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such a practice detrimental to the best interests of the Fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in the Prospectus of the Fund affected under "Share Price Calculation" and a redeeming shareholder would normally incur brokerage expenses if he or she were to convert the securities to cash.

                                OTHER INFORMATION

The Funds' Prospectuses and SAI do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933, as amended, with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this SAI pursuant to the rules and regulations of the SEC. For further information, please refer to the registration statement and exhibits for the Trust on file with the SEC in Washington, D.C. and available upon payment of a copying fee. The statements in the Prospectus and this SAI concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

                              FINANCIAL STATEMENTS




The Trust's independent accountants, Price Waterhouse LLP, 555 California Street, San Francisco, California 94104, audit and report on the annual financial statements of each series of the Trust and review certain regulatory reports and each Fund's federal income tax return. It also performs other professional accounting, auditing, tax and advisory services when the Trust engages it to do so. Each Fund's financial statements and financial highlights for the fiscal year ended August 31, 1997, are included in each Fund's Annual Report, which are separate reports supplied with this SAI. Each Fund's financial statements and financial highlights are incorporated herein by reference.


                   APPENDIX - RATINGS OF INVESTMENT SECURITIES

Lower-quality debt securities are sometimes referred to as "junk bonds," and are considered more speculative and subject to greater risk. Some junk bonds may already be in default, i.e., failed to meet their interest and/or principal payment obligations. From time to time, each Fund may report the percentage of its assets that fall into the rating categories set forth below.

                                      BONDS

                            MOODY'S INVESTORS SERVICE


Moody's rates the bonds it judges to be of the best quality Aaa. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues. Bonds carrying an Aa designation are deemed to be of high quality by all standards. Together with Aaa rated bonds, they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than the best bonds because they may enjoy relatively lower margins of protection, fluctuations of protective elements may be of greater amplitude or there may be other factors present that make them appear to be subject to somewhat greater long-term risks. A rated bonds are considered as upper-medium grade obligations as they possess many favorable investment attributes. Bonds designated Baa are considered medium grade in that they are not highly protected or poorly secured. Interest payments and principal security appear to be adequate at the present, but they may lack certain protective elements or be characteristically unreliable over any great length of time. Baa bonds do not have any outstanding investment characteristics and do have speculative characteristics.


                          STANDARD & POOR'S CORPORATION

AAA is the highest rating assigned by S&P to a bond and indicates the issuer's extremely strong capacity to pay interest and repay principal. An AA rating denotes a bond whose issuer has a very strong capacity to pay interest and repay principal and differs from an AAA rating only in small degree. A ratings are given to debt which has a strong capacity to pay interest and repay principal but is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than higher rated debt. BBB debt indicates the issuer is regarded by S&P as having an adequate capacity to pay interest and repay principal. These securities appear to have adequate protection, however adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal in this category than in higher categories.

                         DUFF & PHELPS CREDIT RATING CO.

Duff confers an AAA designation to bonds of issuers with the highest credit quality. The risk factors associated with these bonds are negligible, being only slightly more than for risk-free U.S. Treasury debt. AA rated bonds are of high credit quality and have strong protection factors. The risks associated with them are modest but may vary slightly from time to time because of economic conditions. An A rating indicates that the protection factors are average but adequate. The risk factors, however, are more variable and greater in periods of economic stress. BBB rated debt has protection factors that are below average but still sufficient for prudent investment. There is considerable variability in the risk of BBB rated debt during economic cycles.

                          FITCH INVESTOR SERVICES, INC.


AAA is the highest rating Fitch assigns to bonds, and indicates the obligor's exceptionally strong ability to pay interest and repay principal. Bonds that Fitch considers of very high credit quality, and the obligor's ability to pay interest and repay principal is very strong, although not as strong as AAA, is rated AA. An A rating is given to show high credit quality and the issuer's ability to pay interest and repay principal is strong, but there is more vulnerability to economic conditions and circumstances than higher rated debt. BBB bonds are considered investment grade, where the issuer has adequate ability to pay interest and repay principal. Bonds rated BBB are more susceptible to adverse changes in economic conditions and circumstances, thus these bonds are more likely to fall below investment grade or have the timeliness of their payments impaired.


              SHORT-TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS

                            MOODY'S INVESTORS SERVICE

Short-term notes/variable rate demand obligations bearing the designations MIG-1/VMIG-1 are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2/VMIG-3 are of high quality and enjoy ample margins of protection although not as large as those of the top rated securities.

                          STANDARD & POOR'S CORPORATION

An S&P SP-1 rating indicates that the subject securities' issuer has a strong capacity to pay principal and interest. Issues determined to possess very strong safety characteristics are given a plus (+) designation. S&P's determination that an issuer has a satisfactory capacity to pay principal and interest is denoted by an SP-2 rating.

                                      IBCA

Obligations supported by the highest capacity for timely repayment are rated A1+. An A1 rating indicates that the obligation is supported by a very strong capacity for timely repayment. Obligations rated A2 are supported by a good capacity for timely repayment, although adverse changes in business, economic, or financial conditions may affect this capacity.


THE SAI DOES NOT CONSTITUTE AN OFFERING BY THE TRUST, ANY SERIES THEREOF, OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.

                                     PART C


                               OTHER INFORMATION

                               December 15, 1997



                               SCHWAB INVESTMENTS

Item 24. Financial Statements and Exhibits.

(a)  Financial Statements


               1. Financial Statements and financial highlights included in the
                  Annual Report for the Schwab 1000 Fund(R), Schwab Short-Term Bond Market Index Fund (formerly Schwab Short/Intermediate Government Bond Fund), Schwab Total Bond Market Index Fund (formerly Schwab Long-Term Government Bond Fund), Schwab Short/Intermediate Tax-Free Bond Fund, Schwab Long Term Tax-Free Bond Fund, Schwab California Short/Intermediate Tax-Free Bond Fund and Schwab California Long Term Tax-Free Bond Fund for the fiscal year ended August 31, 1997, were filed on October 28, 1997 pursuant to Rule 30d-1 under the 1940 Act, and are incorporated herein by reference.


(b)  Exhibits:

(1)         --    Agreement and Declaration of Trust is incorporated by
                  reference to Exhibit (1) to the Registration Statement on Form
                  N-1A of Schwab Investments ("Registrant"), filed on October
                  29, 1990 (the "Agreement and Declaration of Trust").

(2)         --    Amended and Restated By-Laws are incorporated by reference to
                  Exhibit (2) to Post-Effective Amendment No. 12, to
                  Registrant's Registration Statement on Form N-1A, filed on
                  December 30, 1994.

(3)         --    Inapplicable.

(4)  (a)    --    Article III, Section 5, Article V, Article VI, Article VIII,
                  Section 4 and Article IX, Sections 1, 5 and 7 of the Agreement and Declaration of Trust is incorporated by reference to Exhibit (1) to Registrant's Registration Statement on Form
                  N-1A, filed on October 29, 1990.

     (b)    --    Article 9, Article 10, Section 6, and Article 11 of the
                  Amended and Restated By-Laws are incorporated by reference to Exhibit (2) to Post-Effective Amendment No. 12, to
                  Registrant's Registration Statement on Form N-1A, filed on
                  December 30, 1994.

(5)  (a)    --    Investment Advisory and Administration Agreement between
                  Registrant and Charles Schwab Investment Management, Inc. (the
                  "Investment Manager") is incorporated by reference to Exhibit
                  (5) (a) to Post-Effective Amendment No. 12 to Registrant's
                  Registration Statement on Form N-1A, filed on December 30,
                  1994.

     (b)    --    Amended Schedule to Investment Advisory and Administration
                  Agreement referred to at Exhibit (5)(a) above is incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No.14 to Registrant's Registration Statement on Form N-1A, filed on
                  December 30, 1994.

(6)         --    Distribution Agreement between Registrant and Charles Schwab
                  & Co., Inc. ("Schwab") is incorporated by reference to Exhibit
                  (6)(a) to Post-Effective Amendment No. 12 to Registrant's
                  Registration Statement on Form N-1A, filed on December 30,
                  1994.

(7)         --    Inapplicable.

(8)  (a)    --    Custodian Services Agreement between Registrant and PNC Bank,
                  National Association (formerly Provident National Bank) is incorporated by reference to Exhibit (8)(a) to Post-Effective
                  Amendment No.2 to Registrant's Registration Statement on Form
                  N-1A, filed on December 23, 1991.

     (b)    --    Amendment No. 1 to Custodian Services Agreement referred to at Exhibit (8)(a) above is incorporated by reference to Exhibit (8)(b) to Post-Effective Amendment No. 13 to
                  Registrant's Registration Statement on Form N-1A, filed on
                  December 29, 1996.

     (c)    --    Amendment No. 2 to Custodian Services Agreement referred to at Exhibit (8)(a) above is incorporated by reference to
                  Exhibit 8(c) to Post-Effective Amendment No.14 to Registrant's
                  Registration Statement on Form N-1A, filed on December 30,
                  1996.

     (d)    --    Amended Schedule to the Custodian Services Agreement referred to at Exhibit (8)(a) above is incorporated by reference to Exhibit (8)(b) to Post-Effective Amendment No. 12 to
                  Registrant's Registration Statement on Form N-1A, filed on
                  December 30, 1994.

     (e)    --    Transfer Agency Agreement between the Registrant and Schwab is incorporated by reference to Exhibit (8)(b) to Post-Effective Amendment No. 9 to Registrant's Registration
                  Statement on Form N-1A, filed on August 27, 1993.

     (f)    --    Amended Schedule to the Transfer Agency Agreement referred to at Exhibit (8)(e) above is incorporated by reference to
                  Exhibit 8(d) to Post-Effective Amendment No. 11 to
                  Registrant's Registration Statement on Form N-1A, filed on
                  December 28, 1993.

     (g)    --    Shareholder Service Agreement between the Registrant and
                  Schwab is incorporated by reference to Exhibit (8)(c) to Post-Effective Amendment No. 9 to Registrant's Registration
                  Statement on Form N-1A, filed on August 27, 1993.


     (h)    --    Form of Amended Schedules to the Shareholder Services
                  Agreement referred to at Exhibit (8)(g) above is electronically filed herein as Exhibit 8(h).


     (i)    --    Accounting Services Agreement between Registrant and
                  Provident Financial Processing Corporation is incorporated by reference to Exhibit (8)(c) to Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A, filed on
                  December 23, 1991.

     (j)    --    Amendment No. 1 to Accounting Services Agreement referred to at Exhibit (8)(i) above is incorporated by reference to Exhibit (8)(i) to Post-Effective Amendment No. 13 to
                  Registrant's Registration Statement on Form N-1A, filed on
                  December 29, 1996.

     (k)    --    Amendment No. 2 to Accounting Services Agreement referred to at Exhibit (8)(i) above is incorporated by reference to Exhibit (8)(k) to Post-Effective Amendment No. 14 to
                  Registrant's Registration Statement on Form N-1A, filed on
                  December 30, 1996.

     (l)    --    Amended Schedule to the Accounting Services Agreement
                  referred to at Exhibit (8)(i) above is incorporated by reference to Exhibit (8)(h) to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A, filed on
                  December 30, 1994.

(9)         --    Inapplicable.


(10)        --    Opinion and Consent of Ropes & Gray as to legality of the
                  securities being registered is filed herewith.



(11)              Consent of Price Waterhouse LLP is filed herewith.


(12)        --    Inapplicable.

(13)        --    Purchase Agreement relating to shares of the Schwab Short/
                  Intermediate Tax-Free Bond Fund, Schwab California
                  Short/Intermediate Tax-Free Bond Fund and Schwab Long-Term
                  Government Bond Fund (formerly, Schwab Long-Term U.S.
                  Government Bond Fund) is incorporated by reference to Exhibit
                  (13) to Post Effective Amendment No. 9 to Registrant's
                  Registration Statement on Form N-1A, filed on August 27, 1993.

(14)        --    Inapplicable.

(15)        --    Inapplicable.


(16)        --    Performance Calculations for Schwab California Long-Term
                  Tax-Free Bond Fund and Schwab Short-Term Bond Market Index
                  Fund (formerly Schwab Short/Intermediate Government Bond Fund) are filed herewith.


(17) (a)    --    Financial Data Schedule for Schwab 1000 Fund(R) was
                  electronically filed and is incorporated by reference to
                  Exhibit 17 to Post-Effective Amendment No. 16 to Registrant's
                  Registration Statement on Form N-1A, filed on March 26, 1997.


     (b)    --    Financial Data Schedule for Schwab Short-Term Bond Market
                  Index Fund (formerly Schwab Short/Intermediate Government Bond
                  Fund), is filed herewith.



     (c)    --    Financial Data Schedule for Schwab Total Bond Market Index

                  Fund (formerly Schwab Long-Term Government Bond Fund) Fund is filed herewith.



     (d)    --    Financial Data Schedule for Schwab Short/Intermediate Tax-
                  Free Bond Fund is filed herewith.



     (e)    --    Financial Data Schedule for Schwab Long-Term Tax-Free Bond
                  Fund is filed herewith.



     (f)    --    Financial Data Schedule for Schwab California Short/
                  Intermediate Tax-Free Bond Fund is filed herewith.

     (g)    --    Financial Data Schedule for Schwab California Long-Term
                  Tax-Free Bond Fund is filed herewith.



(18)        --    Registrant's Multiple Class Plan for Schwab 1000 Fund(R)-
                  Investor Shares and Schwab 1000 Fund-Select Shares is incorporated by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A filed on August 15, 1997.



Item 25. Persons Controlled by or under Common Control with the Registrant.

         The Charles Schwab Family of Funds (the "Schwab Fund Family"), Schwab Capital Trust and Schwab Annuity Portfolios are each Massachusetts business trusts registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Each is advised by the Investment Manager and employs Schwab as principal underwriter, transfer agent and shareholder services agent. As a result, the Schwab Fund Family, Schwab Capital Trust and Schwab Annuity Portfolios may each be deemed to be under common control with Registrant.

Item 26. Number of Holders Securities.


         As of December 1, 1997 the number of record holders of shares of beneficial interest for the Series of Registrant:



Title of Class                                             Number of Record Holders
--------------                                             ------------------------
Schwab 1000 Fund(R) - Investor Shares                      1 (for the benefit of 189,830 accounts)
Schwab 1000 Fund - Select Shares(TM)                       1 (for the benefit of 4,690 accounts)
Schwab Long-Term Tax-Free Bond Fund                        1 (for the benefit of 2,416 accounts)
Schwab Short/Intermediate Tax-Free Bond Fund               1 (for the benefit of 2,478 accounts)
Schwab California Long-Term Tax-Free Bond Fund             1 (for the benefit of 3,831 accounts)
Schwab California Short/Intermediate Tax-Free Bond Fund    1 (for the benefit of 2,120 accounts)



Item 27. Indemnification.

         Article VIII of Registrant's Agreement and Declaration of Trust (Exhibit (1) hereto, which is incorporated herein by reference) provides in effect that Registrant will indemnify its officers and trustees against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise, or as fines and penalties, and counsel fees reasonably incurred by any such officer or trustee in connection with the defense or disposition of any action, suit, or other proceeding. However, in accordance with Section 17(h) and 17(i) of the 1940 Act and its own terms, said Agreement and Declaration of Trust does not protect any person against any liability to Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. In any event, Registrant will comply with 1940 Act Releases No. 7221 and 11330 respecting the permissible boundaries of indemnification by an investment company of its officers and trustees.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


Item 28. Business and Other Connections of Investment Manager.

         (a) Information pertaining to business and other connections of Registrant's Investment Manager is hereby incorporated by reference to the section of the Prospectuses captioned "Management of the Fund(s)" and to the section of the Statement of Additional Information captioned "Management of the Trust."

         Registrant's Investment Manager, Charles Schwab Investment Management, Inc., a Delaware corporation, organized in October 1989 to serve as Investment Manager to the Schwab Fund Family, also serves as the Investment Manager to Schwab Capital Trust and Schwab Annuity Portfolios, each an open-end management investment company. The principal place of business of the Investment Manager is 101 Montgomery Street, San Francisco, California 94104. The only business in which the Investment Manager engages is that of investment manager and administrator to Registrant, Schwab Fund Family, Schwab Capital Trust, Schwab Annuity Portfolios and any other investment companies that Schwab may sponsor in the future.

         (b) The business, profession, vocation or employment of a substantial nature in which each director and/or executive officer of Schwab and/or the Investment Manager is or has been engaged during the past two fiscal years for his or her own account in the capacity of director, officer, employee, partner or trustee is as follows:


Name and Position
 with Registrant           Name of Company                               Capacity
Charles R. Schwab,         Charles Schwab & Co., Inc.                    Chairman and Director
Chairman and Trustee
                           The Charles Schwab Corporation                Chairman, Chief Executive
                                                                         Officer and Director

                           Schwab Holdings, Inc.                         Chairman, Chief Executive
                                                                         Officer and Director

                           Charles Schwab Investment Management, Inc.    Chairman and Director

                           The Charles Schwab Trust Company              Chairman and Director

                           Mayer & Schweitzer, Inc.                      Chairman and Director

                           Schwab Retirement Plan Services, Inc.         Chairman and Director


Name and Position
 with Registrant           Name of Company                               Capacity
------------------         ---------------                               --------
                           Charles Schwab Limited                        Chairman, Chief Executive
                                                                         Officer and Director

                           Performance Technologies, Inc.                Chairman and Director

                           TrustMark, Inc.                               Chairman and Director

                           Schwab (SIS) Holdings, Inc. I                 Chairman, Chief Executive
                                                                         Officer and Director

                           Schwab International Holdings, Inc.           Chairman, Chief Executive
                                                                         Officer and Director

                           The Gap, Inc.                                 Director

                           Transamerica Corporation                      Director

                           AirTouch Communications                       Director

                           Siebel Systems                                Director

Lawrence J. Stupski        Charles Schwab & Co., Inc.                    Director until February 1995;
                                                                         Vice Chairman until August
                                                                         1994

                           The Charles Schwab Corporation                Vice Chairman and Director;
                                                                         Chief Operating Officer until
                                                                         March 1994

                           Mayer & Schweitzer, Inc.                      Director until February 1995

                           The Charles Schwab Trust Company              Director until December 1996

David S. Pottruck          Charles Schwab & Co., Inc.                    Chief Executive Officer
                                                                         and Director

                           The Charles Schwab Corporation                President, Chief Operating
                                                                         Officer and Director


                           Schwab Holdings, Inc.                         Director

                           Schwab Retirement Plan Services, Inc.         Director

                           Charles Schwab Limited                        Director

                           Charles Schwab Investment Management, Inc.    Director

                           Mayer & Schweitzer, Inc.                      Director

                           Performance Technologies, Inc.                Director

Name and Position
 with Registrant           Name of Company                               Capacity
-----------------          ---------------                               ---------
                           Schwab (SIS) Holdings, Inc. I                President, Chief Operating
                                                                        Officer and Director

                           Schwab International Holdings, Inc.          President, Chief Operating
                                                                        Officer and Director

Ronald W. Readmond         Charles Schwab & Co., Inc.                   Vice Chairman and Director
                                                                        until January 1996; Senior
                                                                        Executive Vice President and
                                                                        Chief Operating Officer until
                                                                        January 1995

                           The Charles Schwab Corporation               Executive Vice President until
                                                                        January 1996; Senior
                                                                        Executive Vice President until
                                                                        January 1995

                           Mayer & Schweitzer, Inc.                     Director until January 1996

John P. Coghlan            Charles Schwab & Co., Inc.                   Enterprise President

                           The Charles Schwab Corporation               Executive Vice President

                           The Charles Schwab Trust Company             President, Chief Executive
                                                                        Officer and Director

                           Schwab Retirement Plan Services, Inc.        Director

Dawn G. Lepore             Charles Schwab & Co., Inc.                   Executive Vice President and
                                                                        Chief Information Officer

                           The Charles Schwab Corporation               Executive Vice President and
                                                                        Chief Information Officer

Daniel O. Leemon           The Charles Schwab Corporation               Executive Vice President

                           Charles Schwab & Co., Inc.                   Executive Vice President and
                                                                        Chief Strategy Officer

Timothy F. McCarthy        Charles Schwab & Co., Inc.                   President and Chief Operating
                                                                        Officer

                           The Charles Schwab Corporation               Executive Vice President

                           Jardine Fleming Unit Trusts Ltd.             Chief Executive Officer until
                                                                        October 1995

                           Fidelity Investment Advisor Group            President until 1994

                           Mayer & Schweitzer, Inc.                     Director

Gideon Sasson              Charles Schwab & Co., Inc.                   Enterprise President

Name and Position
 with Registrant           Name of Company                               Capacity
------------------         ----------------                              --------
Beth Sawi                  The Charles Schwab Corporation                 Executive Vice President

                           Charles Schwab & Co., Inc.                     Executive Vice President until
                                                                          December 1997

Steven L. Scheid           Charles Schwab & Co., Inc.                     Executive Vice President, Chief
                                                                          Financial Officer and Director

                           The Charles Schwab Corporation                 Executive Vice President and
                                                                          Chief Financial Officer

                           Schwab Holdings, Inc.                          Executive Vice President, Chief
                                                                          Financial Officer and Director



                           Charles Schwab Investment Management, Inc.     Chief Financial Officer and
                                                                          Director

                           The Charles Schwab Trust Company               Chief Financial Officer and
                                                                          Director

                           Charles Schwab Limited                         Finance Officer and Director

                           Schwab Retirement Plan Services, Inc.          Director

                           Performance Technologies, Inc.                 Director

                           Mayer & Schweitzer, Inc.                       Director

                           Schwab (SIS) Holdings, Inc. I                  Chief Financial Officer and
                                                                          Director

                           Schwab International Holdings, Inc.            Chief Financial Officer and
                                                                          Director

Tom D. Seip                Charles Schwab & Co., Inc.                     Enterprise President

                           The Charles Schwab Corporation                 Executive Vice President

                           Charles Schwab Investment Management, Inc.     Chief Executive Officer

Luis E. Valencia           Charles Schwab & Co., Inc.                     Executive Vice President and
                                                                          Chief Administrative Officer

                           The Charles Schwab Corporation                 Executive Vice President and
                                                                          Chief Administrative Officer

                           Commercial Credit Corporation                  Managing Director until
                                                                          February 1994

Karen W. Chang             Charles Schwab & Co., Inc.                     Enterprise President

Linnet F. Deily            Charles Schwab & Co., Inc.                     Enterprise President

Lon Gorman                 Charles Schwab & Co., Inc.                     Enterprise President

Susanne D. Lyons           Charles Schwab & Co., Inc.                     Enterprise President

Carrie Dwyer               Charles Schwab & Co., Inc.                     Executive Vice President

Wayne W. Fieldsa           Charles Schwab & Co., Inc.                     Executive Vice President

James M. Hackley           Charles Schwab & Co., Inc.                     Executive Vice President

Christopher V. Dodds       Charles Schwab & Co., Inc.                     Treasurer and Senior Vice
                                                                          President



                           The Charles Schwab Corporation                 Treasurer and Senior Vice
                                                                          President

                           Mayer & Schweitzer, Inc.                       Treasurer

William J. Klipp,          Charles Schwab & Co., Inc.                     Executive Vice President
Trustee, Executive Vice
President and Chief
Operating Officer

                           Charles Schwab Investment Management, Inc.     President and Chief Operating
                                                                          Officer

Peter J. McIntosh          Charles Schwab & Co., Inc.                     Executive Vice President

Leonard Short              Charles Schwab & Co., Inc.                     Executive Vice President

Stephen B. Ward,           Charles Schwab Investment Management, Inc.     Senior Vice President and
Senior Vice President and                                                 Chief Investment Officer
Chief Investment Officer

Frances Cole,              Charles Schwab Investment Management, Inc.     Senior Vice President, Chief
Secretary                                                                 Counsel, Chief Compliance
                                                                          Officer and Assistant
                                                                          Corporate Secretary

Tai-Chin Tung,             Charles Schwab & Co., Inc.                     Vice President
Treasurer and Principal
Financial Officer

                           Charles Schwab Investment Management, Inc.     Controller

                           Robertson Stephens Investment Management, Inc. Controller until 1996

Cynthia K. Holbrook        The Charles Schwab Corporation                 Assistant Corporate Secretary

                           Charles Schwab  & Co., Inc.                    Assistant Corporate Secretary

                           Charles Schwab Investment Management, Inc.     Corporate Secretary

                           The Charles Schwab Trust Company
                                                                          Assistant Corporate Secretary

                           Mayer & Schweitzer                             Secretary

Mary B. Templeton          Charles Schwab Investment Management, Inc.     Assistant Corporate Secretary
                                                                          until September 1997


                           The Charles Schwab Corporation                 Senior Vice President, General
                                                                          Counsel and Corporate
                                                                          Secretary until September 1997

                           Charles Schwab  & Co., Inc.                    Senior Vice President, General
                                                                          Counsel and Corporate
                                                                          Secretary until September 1997

                           Mayer & Schweitzer                             Assistant Corporate Secretary
                                                                          until September 1997

                           The Charles Schwab Trust Company               Assistant Corporate Secretary
                                                                          until February 1996 until
                                                                          September 1997

David H. Lui,              Charles Schwab Investment Management, Inc.     Vice President and Senior Counsel
Assistant Secretary

Matthew M. O'Toole,        Charles Schwab Investment Management, Inc.     Corporate Counsel
Assistant Secretary

Karen L. Seaman,           Charles Schwab Investment Management, Inc.     Corporate Counsel
Assistant Secretary

Amy L. Mauk                Charles Schwab Investment Management, Inc.     Corporate Counsel
Assistant Secretary

Colleen M. Hummer          Charles Schwab & Co., Inc.                     Senior Vice President




Item 29. Principal Underwriters.

         (a) Schwab acts as principal underwriter and distributor of Registrant's shares. Schwab currently also acts as principal underwriter for the Schwab Fund Family, Schwab Capital Trust, Schwab Annuity Portfolios and intends to act as such for any other investment company which Schwab may sponsor in the future.

         (b) See Item 28(b) for information on the officers and directors of Schwab. The principal business address of Schwab is 101 Montgomery Street, San Francisco, California 94104.

         (c) Not applicable.

Item 30. Location of Accounts and Records.

         All accounts, books and other documents required to be maintained pursuant to Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of: Registrant (transfer agency and shareholder records); Registrant's investment manager and administrator, Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, California 94104; Registrant's principal underwriter, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104; Registrant's Custodian, PNC Bank, National Association, Broad and Market Streets, Philadelphia, Pennsylvania 19809 (ledgers, receipts, and brokerage orders); Registrant's fund accountants, PFPC, Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809; or Ropes & Gray, counsel to Registrant, 1301 K Street, N.W., Suite 800 East, Washington, District of Columbia, 20005 (minute books, bylaws, and declaration of trust).

Item 31. Management Services.

         Not applicable.


Item 32. Undertakings.

         (a) Registrant undertakes to call a meeting of Shareholders, at the request of at least 10% of Registrant's outstanding shares, for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other Shareholders as required by Section (16) of the 1940 Act.


         (b) Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of Registrant's latest Annual Report to Shareholders upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, has duly caused this Post-Effective Amendment No. 21 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington, District of Colombia on the 10th day of December, 1997.


                                    SCHWAB INVESTMENTS
                                    Registrant

                                    Charles R. Schwab*
                                    Charles R. Schwab, Chairman

         Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated this 10th day of December, 1997.

Signature                           Title

Charles R. Schwab*                  Chairman and Trustee
Charles R. Schwab

Timothy F. McCarthy*                President and Trustee
Timothy F. McCarthy

William J. Klipp*                   Executive Vice President, Trustee and
William J. Klipp                    Chief Operating Officer

Donald F. Dorward*                  Trustee
Donald F. Dorward

Robert G. Holmes*                   Trustee
Robert G. Holmes

Donald R. Stephens*                 Trustee
Donald R. Stephens

Michael W. Wilsey*                  Trustee
Michael W. Wilsey

Tai-Chin Tung**                     Treasurer and Principal Financial Officer
Tai-Chin Tung

*By:    /s/ Alan G. Priest
         Alan G. Priest, Attorney-in-Fact
         pursuant to Powers of Attorney previously filed.

                             EXHIBITS INDEX

Exhibit               Description
-------               -----------
Exhibit (8)(h)        Form of Amended Schedule A, Form of Amended
                      Schedule B and Form of Amended Schedule C to the
                      Shareholder Services Agreement

Exhibit (10)          Opinion of Ropes & Gray

Exhibit (11)          Consent of Price Waterhouse

Exhibit (16)          Performance Calculations for Schwab California
                      Long-Term Tax-Free Bond Fund and Schwab Short-Term
                      Bond Market Index Fund (formerly Schwab
                      Short/Intermediate Government Bond Fund)

Exhibit (17)(b)       Financial Data Schedule for Schwab Short-Term Bond
                      Market Index Fund (formerly Schwab
                      Short/Intermediate Government Bond Fund)

Exhibit (17)(c)       Financial Data Schedule for Schwab Total Bond
                      Market Index Fund (formerly Schwab Long-Term
                      Government Bond Fund) Fund

Exhibit (17)(d)       Financial Data Schedule for Schwab
                      Short/Intermediate Tax-Free Bond Fund

Exhibit (17)(e)       Financial Data Schedule for Schwab Long-Term
                      Tax-Free Bond Fund

Exhibit (17)(f)       Financial Data Schedule for Schwab California
                      Short/Intermediate Tax-Free Bond Fund

Exhibit (17)(g)       Financial Data Schedule for Schwab California
                      Long-Term Tax-Free Bond Fund